Flexible Premium Variable Universal Life Insurance Policies

Issued By

Nationwide Life Insurance Company

Through

Nationwide VLI Separate Account-2

The Date Of This Prospectus Is May 1, 2006

PLEASE KEEP THIS PROSPECTUS FOR FUTURE REFERENCE.

Variable life insurance is complex, and this prospectus is designed to help you become as fully informed as possible in making your decision to purchase or not to purchase the variable life insurance policy it describes. Prior to your purchase, we encourage you to take the time you need to understand the policy, its potential benefits and risks, and how it might or might not benefit you. In consultation with your financial adviser, you should use this prospectus to compare the benefits and risks of this policy versus those of other life insurance policies and alternative investment instruments.

Please read this entire prospectus and consult with a trusted financial adviser. If you have policy specific questions or need additional information, contact us. Also, contact us for free copies of the prospectuses for the mutual funds available under the policy.

Telephone:	1-800-547-7548
TDD:	1-800-238-3035
Internet:	www.nationwidefinancial.com
U.S. Mail:	Nationwide Life Insurance Company
5100 Rings Road, RR1-04-D4
Dublin, OH 43017-1522

Please understand that the POLICY TERMS will govern the way the policy works and all rights and obligations.

These securities have not been approved or disapproved by the SEC nor has the SEC passed upon the accuracy or adequacy of the prospectus. Any representation to the contrary is a criminal offense.

This policy is NOT: FDIC or NCUSIF insured; a bank deposit; available in every state; or insured or endorsed by a bank or any federal government agency.
This policy MAY decrease in value to the point of being valueless.
This prospectus is not an offering in any jurisdiction where such offering may not lawfully be made.

The purpose of this policy is to provide life insurance protection for the beneficiary you name. If your primary need is not life insurance protection, then purchasing this policy may not be in your best interests. We make no claim that the policy is in any way similar or comparable to a systematic investment plan of a mutual fund.

In thinking about buying this policy to replace existing life insurance, please carefully consider its advantages versus those of the policy you intend to replace, as well as any replacement costs. As always, consult your financial adviser.

Not all terms, conditions, benefits, programs, features and investment options are available or approved for use in every state.

Table of Contents	Page
In Summary: Policy Benefits	1
In Summary: Policy Risks	2
In Summary: Variable Universal Life Insurance And The Policy	3
In Summary: Fee Tables	5
The Policy	12
Policy Owner
The Beneficiaries
To Purchase
Coverage
Coverage Effective Date
Temporary Insurance Coverage
To Cancel (Examination Right)
To Change Coverage
Sub-Account Portfolio Transfers
Fixed Account Transfers
Modes To Make A Transfer
To Exchange
To Terminate (Surrender)
To Assign
Proceeds Upon Maturity
Reminders, Reports And Illustrations
Errors Or Misstatements
Incontestability
If We Modify The Policy
Riders	17
Accidental Death Benefit Rider
Base Insured Term Rider
Change of Insured Rider
Children's Insurance Rider
Guaranteed Minimum Death Benefit Rider
Spouse Life Insurance Rider
Waiver of Monthly Deductions Rider
Premium	18
Initial Premium
Subsequent Premiums
Charges	19
Sales Load
Premium Taxes
Surrender Charges
Partial Surrender Fee
Short-Term Trading Fees
Cost Of Insurance
Mortality And Expense Risk
Administrative
Increase Charge
Policy Loan Interest
Children's Insurance Rider
Change of Insured Rider
Spouse Life Insurance Rider
Accidental Death Benefit Rider
Based Insured Term Rider
Waiver of Monthly Deductions Rider
Guaranteed Minimum Death Benefit Rider
Reduction Of Charges
A Note On Charges

Table of Contents (continued)	Page
To Allocate Net Premium And Sub-Account Valuation	24
Variable Investment Options
The Fixed Investment Option
Allocation Of Net Premium And Cash Value
When Accumulation Units Are Valued
How Investment Experience Is Determined
Cash Value
Dollar Cost Averaging
The Death Benefit	27
Calculation Of The Death Benefit Proceeds
Death Benefit Options
The Minimum Required Death Benefit
Changes In The Death Benefit Option
Suicide
Surrenders	29
Full Surrender
Partial Surrender
Reduction Of Specified Amount On A Partial Surrender
Income Tax Withholding
Policy Loans	30
Loan Amount And Interest
Collateral And Interest
Repayment
Net Effect Of Policy Loans
Lapse	31
Grace Period
Reinstatement
Taxes	32
Types Of Taxes Of Which To Be Aware
Buying The Policy
Investment Gain In The Policy
Periodic Withdrawals, Non-Periodic Withdrawals And Loans
Surrender Of The Policy
Withholding
Exchanging The Policy For Another Life Insurance Policy
Taxation Of Death Benefits
Terminal Illness
Special Considerations For Corporations
Taxes And The Value Of Your Policy
Non-Resident Aliens and Other Persons Who are not Citizens of the United States
Tax Changes
Nationwide Life Insurance Company	36
Nationwide VLI Separate Account-2	36
Organization, Registration And Operation
Addition, Deletion, Or Substitution Of Mutual Funds
Voting Rights
Legal Proceedings	37
Nationwide Life Insurance Company
Nationwide Investment Services Corporation
Financial Statements	40
Appendix A: Available Sub-Accounts	41
Appendix B: Definitions	54
Appendix C: Illustrations of Surrender Charges	56

In Summary: Policy Benefits

Appendix B defines certain words and phrases we use in this prospectus.

Death Benefit

The primary benefit of your policy is life insurance coverage. While the policy is In Force, we will pay the Proceeds to your beneficiary when the Insured dies.

Your Choice Of Death Benefit Options

✓ Option One is the greater of the Specified Amount or the minimum required Death Benefit under federal tax law per applicable percentage of Cash Value.

✓ Option Two is the greater of the Specified Amount plus the Cash Value or the minimum required Death Benefit under federal tax law per applicable percentage of Cash Value.

For more information, see "The Death Benefit," beginning on page 27.

Your Or Your Beneficiary's Choice Of Policy Proceeds

You or your beneficiary may choose to receive the Policy Proceeds in a lump sum, or there are a variety of options that will pay out over time. For more information, see "Proceeds Upon Maturity," beginning on page 16.

Coverage Flexibility

Subject to conditions, you may choose to:

✓ Change the Death Benefit option;

✓ Increase or decrease the Specified Amount;

✓ Change your beneficiaries; and

✓ Change who owns the policy.

For more information, see: "Changes In The Death Benefit Option," beginning on page 28; "To Change Coverage," beginning on page 13; "The Beneficiaries," beginning on page 12; and "To Assign," beginning on page 15.

Access To Cash Value

Subject to conditions, you may choose to borrow against, or withdraw, the Cash Value of your policy:

✓ Take a policy loan of an amount no greater than 90% of the Cash Value of the variable account, less any surrender charges and interest due on the next anniversary of the Policy Date. The minimum amount is $200. For more information, see "Policy Loans," beginning on page 30.

✓ Take a partial surrender of no less than $500. For more information, see "Partial Surrender," beginning on page 29.

✓ Surrender the policy at any time while the Insured is alive. The Cash Surrender Value will be the Cash Values of the Sub-Account portfolios and fixed account, less any policy loans, surrender charges and policy indebtedness or other indebtedness. You may choose to receive the Cash Surrender Value in a lump sum, or you will have available the same payout options as if it constituted a Death Benefit. For more information, see "Full Surrender," beginning on page 29 and "Proceeds Upon Maturity," beginning on page 16.

Premium Flexibility

While we would like you to select a premium payment plan, you will not be required to make your Premium payments accordingly. Within limits, you may vary the frequency and amount, and you might even be able to skip needing to make a Premium payment. For more information, see "Premium," beginning on page 18.

Investment Options

You may choose to allocate your Premiums after charges to a fixed or variable investment options in any proportion:

✓ The fixed investment option will earn interest daily at an annual effective rate of at least 4%.

✓ The variable investment options constitute the limitedly available mutual funds, and we have divided Nationwide VLI Separate Account-2 into an equal number of Sub-Account portfolios, identified in the "Available Sub-Accounts" section, to account for your allocations. Your Investment Experience will depend on the market performance of the Sub-Account portfolios you have chosen.

For more information, see "Appendix A: Available Sub-Account Information," beginning on page 41 and "To Allocate Net Premium And Sub-Account Valuation," beginning on page 24.

Transfers Between And Among Investment Options

You may transfer between the fixed and variable investment options, subject to conditions. You may transfer among the Sub-Account portfolios of the variable investment option within limits. We have implemented procedures intended to reduce the potentially detrimental impact that disruptive trading has on Sub-Account Investment Experience. For more information, see "Sub-Account Portfolio Transfers," beginning on page 13 and "Modes To Make A Transfer," beginning on page 15. We also offer dollar cost averaging, an automated investment strategy that spreads out transfers over time to try to reduce the investment risks of market fluctuations. For more information, see "Dollar Cost Averaging," beginning on page 26.

Taxes

Unless you make a withdrawal, generally, you will not be taxed on any earnings. This is known as tax deferral. Also, your beneficiary generally will not have to include the Proceeds as taxable income. For more information, see "Taxes," beginning on page 32. Unlike other variable insurance products Nationwide offers, these Flexible Premium Variable Universal Life Insurance Policies do not require distributions to be made before the death of the Insured.

Assignment

You may assign the policy as collateral for a loan or another obligation while the Insured is alive. Prior to being recorded, assignments will not affect any payments made or actions taken by Nationwide. Nationwide is not responsible for any assignment not submitted for recording, nor is Nationwide responsible for the sufficiency or validity of any assignment. For more information, see "To Assign," beginning on page 15.

Examination Right

For a limited time, you may cancel the policy, and you will receive a refund. For more information, see "To Cancel (Examination Right)," beginning on page 13.

Riders

You may purchase any of the available Riders (except for both the Premium Waiver and Deduction Waiver Riders, simultaneously) to suit your needs. Availability will vary by state, and there may be an additional charge.

✓	Accidental Death Benefit Rider

✓	Base Insured Term Rider

✓	Change Of Insured Rider (There is no charge for this Rider.)

✓	Children’s Insurance Rider

✓	Guaranteed Minimum Death Benefit Rider

✓	Spouse Life Insurance Rider

✓	Waiver of Monthly Deductions Rider

For more information, see "Riders," beginning on page 17.

In Summary: Policy Risks

Improper Use

Variable universal life insurance is not suitable as an investment vehicle for short-term savings. It is designed for long-term financial planning. You should not purchase the policy if you expect that you will need to access its Cash Value in the near future because substantial surrender charges will apply in the first several years from the Policy Date.

Unfavorable Investment Experience

The variable investment options to which you have chosen to allocate Net Premium may not generate a sufficient, let alone a positive, return, especially after the deductions for policy and Sub-Account portfolio charges. Besides Premium payments, Investment Experience will impact the Cash Value, and poor Investment Experience (in conjunction with your flexibility to make changes to the policy and deviate from your chosen Premium payment plan) could cause the Cash Value of your policy to decrease, resulting in a Lapse of insurance coverage, sooner than might have been foreseen, and, potentially, even without value.

Effect Of Partial Surrenders And Policy Loans On Investment Returns

Partial surrenders or policy loans may accelerate a Lapse because the amount of either or both will no longer be available to generate any investment return. A partial surrender will proportionately reduce the amount of Cash Value allocated among the Sub-Account portfolios you have chosen, and to the fixed account, too, if there is not enough Cash Value in the Sub-Account portfolios. Thus, the remainder of your policy's Cash Value is all that would be available to generate enough of an investment return to cover policy and Sub-Account portfolio charges and keep the policy In Force, at least until you repay the policy loan or make another Premium payment. There will always be a Grace Period and the opportunity to reinstate insurance coverage. Under certain circumstances, however, the policy could terminate without value and insurance coverage would cease.

Reduction Of The Death Benefit

A partial surrender could, and a policy loan would, decrease the policy’s Death Benefit, depending on how the Death Benefit option relates to the policy’s Cash Value.

Adverse Tax Consequences

Existing federal tax laws that benefit this policy may change at any time. These changes could alter the favorable federal income tax treatment the policy enjoys, such as the deferral of taxation on the gains in the policy's Cash Value and the exclusion from taxable income of the Proceeds we pay to the policy's beneficiaries. Also, not all policies are afforded the same tax treatment. For more information, see "Periodic Withdrawals, Non-Periodic Withdrawals And Loans," beginning on page 33. For example, distributions from the policy may be taxed differently. Special rules will apply for a policy that is considered a "modified endowment contract," including that a 10% penalty tax may be imposed on distributions, including any policy loan. In addition, there are federal estate and gift taxes, and state and local taxes, with which you should be aware. You should consult a qualified tax advisor on all tax matters involving your policy.

Fixed Account Transfer Restrictions And Limitations

We will not honor a request to transfer Cash Value to or from the fixed account until after the first year. Then, we will only honor a transfer request from the fixed account that is made within 30 days of the end of a calendar quarter, but not within 12 months of a previous request. We may also limit what percentage of Cash Value you will be permitted to transfer to or from the fixed account.

Sub-Account Portfolio Limitations

Frequent trading among the Sub-Accounts may dilute the value of your Sub-Account units, cause the Sub-Account to incur higher transaction costs, and interfere with the Sub-Accounts' ability to pursue its stated investment objective. This disruption to the Sub-Account may result in lower Investment Experience and Cash Value. We have instituted procedures to minimize disruptive transfers, including, but not limited to, transfer restrictions and short-term trading fees. For more information, see "Sub-Account Portfolio Transfers," beginning on page 13, "Modes To Make A Transfer," beginning on page 15, and "Short-Term Trading Fees," beginning on page 21. While we expect these procedures to reduce the adverse effect of disruptive transfers, we cannot assure you that we have eliminated these risks.

Sub-Account Portfolio Investment Risk

A comprehensive discussion of the risks of the mutual funds held by each Sub-Account portfolio may be found in that mutual fund’s prospectus. You should read the mutual fund’s prospectus carefully before investing.

In Summary: Variable Universal Life Insurance And The Policy

Variable Universal Life Insurance, in general, may be important to you in two ways.

✓ It will provide economic protection to a beneficiary.

✓ It may build Cash Value.

Why would you want to purchase this type of life insurance? How will you allocate the Net Premium among the variable and the fixed investment options? Your reasons and decisions will affect the insurance and Cash Value aspects.

While variable universal life insurance is designed primarily to provide life insurance protection, the Cash Value of a policy will be important to you in that it may impair (with poor investment results) or enhance (with favorable investment results) your ability to pay the costs of keeping the insurance In Force.

Apart from the life insurance protection features, you will have an interest in maximizing the value of the policy as a financial asset.

It is similar, but also different, to universal life insurance.

✓ You will pay Premiums for life insurance coverage on the Insured.

✓ The policy will provide for the accumulation of a Cash Surrender Value if you were to surrender it at any time while the Insured is alive.

✓ The Cash Surrender Value could be substantially lower than the Premiums you have paid.

What makes the policy different than universal life insurance is your opportunity to allocate Premiums after charges to the Sub-Account portfolios you have chosen (and the fixed account). Also, that its Cash Value will vary depending on the market performance of the Sub-Account portfolios, and you will bear this risk.

From the time we issue the policy through the Insured’s death, here is a basic overview. (But please read the remainder of this prospectus for the details.)

✓ At issue, the policy will require a minimum initial Premium payment.

Among other considerations, this amount will be based on: the Insured’s age and sex; the underwriting class; any substandard ratings; the Specified Amount; the Death Benefit option; and the choice of any Riders.

✓ At the time of a Premium payment, we will deduct some charges. We call these charges transaction fees.

✓ You will then be able to allocate the Premium net of transaction fees, or Net Premium, between and among fixed and variable investment options.

✓ From the policy’s Cash Value, on a periodic basis, we will deduct other charges to help cover the mortality risks we assumed, and the sales and administrative costs.

✓ You may be able to vary the timing and amount of Premium payments.

So long as there is enough Cash Surrender Value to cover the policy's periodic charges as they come due, the policy will remain In Force.

✓ After the first year from the Policy Date, you may request to increase or decrease the policy’s Specified Amount.

This flexibility will allow you to adjust the policy to meet your changing needs and circumstances, subject to: additional underwriting (for us to evaluate an increase of risk); confirmation that the policy’s tax status is not jeopardized; and confirmation that the minimum and maximum insurance amounts remain met.

✓ The policy will pay a Death Benefit to the beneficiary. You have a choice of one of two options.

As your insurance needs change, you may be able to change Death Benefit options, rather than buying a new policy, or terminating this policy.

✓ Prior to the Insured’s death, you may withdraw all or a portion (after the first year from the Policy Date) of the policy’s Cash Surrender Value. Or you may borrow against the Cash Surrender Value.

Withdrawals and policy loans are subject to restrictions, may reduce the Death Benefit and increase the likelihood of the policy Lapsing. There also could be adverse tax consequences.

In Summary: Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the policy. The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy or transfer Cash Value between investment options.

For more information, see "Charges," beginning on page 19.

Transaction Fees
Charge	When Charge Is Deducted	Amount Deducted
Sales Load (1)	Upon Making A Premium Payment	Maximum Guaranteed	Currently (2)
$25	$25
Per $1,000 Of Premium Payment
Premium Taxes (1)	Upon Making A Premium Payment	$35 Per $1,000 Of Premium Payment
Surrender Charges (3), (4), (5) Representative - For An Age 35 Male Non-tobacco Preferred With A Specified Amount Of $250,000 And Death Benefit Option One	Upon Surrender	Minimum (6)	Maximum (7)	Representative (8)
$19,298	$357	$1,704
Proportionately From The Policy’s Cash Value
Illustration Charge (9)	Upon Requesting An Illustration	Maximum Guaranteed	Currently
$25	$0
Partial Surrender Fee	Upon A Partial Surrender	Maximum Guaranteed (10)	Currently
$25	$0
From The Policy's Available Cash Value
Short-Term Trading Fee (11)	Upon transfer of sub-account value out of a sub-account within 60 days after allocation to that sub-account	1% of the amount transferred from the sub-account within 60 days of allocation to that sub-account
_______________________________________

(1)	We deduct one charge composed of the sales load and premium taxes. On the Policy Data Page, we call the combined charge a Premium Load.

(2)	Currently, the sales load is reduced to $5 per $1,000 of Premium payment on any portion of the annual Premium in excess of the break point Premium, as shown on the Policy Data Page.

(3)
This charge is comprised of two components. There is an underwriting component, which is based on the Insured's age (when the policy was issued). There is also a sales expense component, which is based on and varies by the Insured's sex, age (when the policy was issued) and underwriting class. The amount of the charge we would deduct begins to decrease each year after the second from the Policy Date. A surrender charge will apply if you surrender the policy in the first nine years, or lapse the policy, or if you request to decrease the Specified Amount. We will calculate a separate surrender charge based on the Specified Amount, and each increase in the Specified Amount, which, when added together, will amount to your surrender charge. For more information, see "Surrender Charges," beginning on page 20.

(4)
To be able to present dollar amounts of this charge here, for a full surrender occurring in the first year from the Policy Date, we assume an aggregate first year Premium in excess of the surrender target premium. The surrender target premium is an assumed Premium payment amount we use in calculating the surrender charge. The surrender charge is based on the lesser of the surrender target premium and the Premiums you pay in the first year from the Policy Date. The surrender target premium varies by: the Insured's sex; age (when the policy was issued); underwriting class and the Specified Amount (and any increases). The surrender charge for decreases in the Specified Amount will be a fraction of the charge for a full surrender.

(5)	Ask for an illustration, or see the Policy Data Page for more information on your cost.

(6)
The amount is based on a female who is age 18 and is a non-tobacco user. We assume a policy with a Specified Amount of $500,000 and Death Benefit Option One. The stated surrender charge is for a surrender occurring in the first year from the Policy Date.

(7)
The amount is based on a male who is age 75 or older and uses tobacco (representing our greatest underwriting risk). We assume a policy with a Specified Amount of $500,000 and Death Benefit Option One. The stated surrender charge is for a surrender occurring in the first year from the Policy Date.

(8)	This amount may not be representative of your cost.

(9)	If we begin to charge for illustrations, you will be expected to pay the charge in cash directly to us at the time of your request. This charge will not be deducted from the policy's Cash Value.

(10)	The maximum charge is the lesser of $25 or 2% of the dollar amount of the partial surrender.

(11)
Short-term trading fees are only assessed in connection with Sub-Accounts that correspond to an underlying mutual fund that assesses a short-term trading fee. See "Total Annual Sub-Account Portfolio Operating Expenses" for a list of mutual funds that assess a short-term trading fee. For more information about transactions subject to short-term trading fees, see "Short-Term Trading Fees," beginning on page 21.

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including Sub-Account portfolio operating expenses.

Periodic Charges Other Than Sub-Account Portfolio Operating Expenses
Charge	When Charge Is Deducted	Amount Deducted From Cash Values
Cost Of Insurance (12), (13) Representative - For An Age 35 Male Non-tobacco Preferred With A Specified Amount Of $250,000 And Death Benefit Option One	Monthly	Minimum	Maximum	Representative (14)
		$0.05	$83.33	$0.11
Per $1,000 Of Net Amount At Risk - Proportionately From Your Chosen Variable And Fixed Investment Options
Mortality And Expense Risk	Daily based on annualized rate	Maximum Guaranteed
$8.00 Per $1,000 Of Variable Cash Value (15)
Proportionately From Your Chosen Variable Investment Options
Administrative	Monthly	Maximum Guaranteed	Currently
		$25 (16)	$12.50 (16)
Proportionately From Your Chosen Variable And Fixed Investment Options
Increase Charge	Monthly (17)	Maximum Guaranteed
$0.17 per $1,000 of Specified Amount Increase
Proportionally From Your Chosen Variable And Fixed Investment Options
Policy Loan Interest (18), (19, (20)	Annually	Current and Maximum Guaranteed: $60 per $1,000 of outstanding policy loan

(12)
This charge varies by: the Insured's sex; age; underwriting class; any substandard ratings; the year from the Policy Date and the Specified Amount. Rider charges are taken from the policy's Cash Value at the beginning of the month starting with the Policy Date and we will not pro-rate the monthly fee should the Rider terminate before the beginning of the next month.

(13)	Ask for an illustration, or see the Policy Data Page for more information on your cost.

(14)	This amount may not be representative of your cost.

(15)
During the first through ninth year from the Policy Date, this annualized charge is $8.00 per $1,000 of Cash Value in the variable investment options. Thereafter, this annualized charge is $ $8.00 per $1,000 on the first $25,000 of Cash Value in the variable investment options and $5.00 per $1,000 on additional Cash Value in the Variable account options.

(16)
During the first year from the Policy Date, the monthly maximum guaranteed amount is $25, and the current amount deducted on a monthly basis is $12.50. Thereafter, the monthly maximum guaranteed amount is $7.50, and the current amount deducted on a monthly basis is $5.

(17)	The increase charge will be ducted upon a request to increase the Specified Amount and on a monthly basis for twelve months after the increase.

(18)
On the amount of an outstanding loan, we not only charge, but also credit, interest, so there is a net cost to you. Also, there are ordinary and preferred loans on which interest rates vary. For more information, see "Policy Loans," beginning on page 30.

(19)
We charge 6% interest per annum on the outstanding balance, which accrues daily and becomes due and payable at the end of the year from the Policy Date, or we add it to your loan. Meanwhile, we also credit interest daily on the portion of your policy's Cash Value corresponding to, and serving as collateral or security to ensure repayment of, the loan. During policy years two through 14, it is 5.1% (current and guaranteed), and thereafter, 6% per annum currently (guaranteed 5.1% minimally).

(20)
Your net cost for a loan through years two through 14 from the Policy Date is 0.9% per annum currently. Thereafter, there is no cost (a net zero cost) for a loan currently. For more information, see "Collateral and Interest," beginning on page 30.

Periodic Charges Other Than Sub-Account Portfolio Operating Expenses For Riders
Optional Charge (20)	When Optional Charge Is Deducted	Amount Deducted From Cash Value
Accidental Death Benefit Rider (22) Representative - For An Age 35 Male Non-tobacco Preferred With An Accidental Death Benefit Of $100,000	Monthly	Minimum	Maximum	Representative (14)
		$0.05	$0.75	$0.06
Per $1,000 Of Accidental Death Benefit - Proportionately From Your Chosen Variable And Fixed Investment Options
Base Insured Term Rider (22) Representative - For An Age 35 Male Non-tobacco Preferred With Base Specified Amount of $250,000 and Additional Death Benefit Of $250,000	Monthly	Minimum	Maximum	Representative (14)
		$0.21	$83.33	$0.34
Per $1,000 Of Additional Protection - Proportionately From Your Chosen Variable And Fixed Investment Options
Children’s Insurance Rider	Monthly	Maximum Guaranteed
$0.43 Per $1,000 of Rider Specified Amount
Proportionally From Your Chosen Variable And Fixed Investment Options
Guaranteed Minimum Death Benefit Rider	Monthly	Maximum Guaranteed
$0.01 Per $1,000 of Rider Specified Amount
Proportionally From Your Chosen Variable and Fixed Investment Options

Spouse Life Insurance Rider (23) Representative Spouse - For An Age 35 Female Non-tobacco With A Spouse Life Specified Amount Of $100,000	Monthly	Minimum	Maximum	Representative (14)
		$0.10	$10.23	$0.15
		Per $1,000 Of Spouse Death Benefit - Proportionately From Your Chosen Variable And Fixed Investment Options
Waiver of Monthly Deductions Rider (22) Representative - For An Age 35 Male Non-tobacco Preferred With A Specified Amount Of $250,000 And Death Benefit Option One	Monthly	Minimum	Maximum	Representative (14)
		$85	$855	$85
		Per $1,000 Of Deduction Waiver Benefit - Proportionately From Your Chosen Variable and Fixed Investment Options

_______________________________________
(21)
Rider charges are taken from the policy's Cash Value at the beginning of the month starting with the Policy Date and we will not pro-rate the monthly fee should the Rider terminate before the beginning of the next month. The amounts presented here may not be representative of your cost. Ask for an illustration, or see the Policy Data Page, for more information on your cost.

(22)	This charge varies by: the Insured's sex; Attained Age; underwriting class; and any substandard ratings.

(23)	This charge varies by: the spouse's sex; age; underwriting class; any substandard ratings; and the Specified Amount of the Rider.

The next item shows the minimum and maximum total operating expenses, as of December 31, 2005, charged by the Sub-Account portfolios that you may pay periodically during the time that you own the policy. The table does not reflect Short-Term Trading Fees. More detail concerning each Sub-Account portfolio’s fees and expenses is contained in the prospectus for the mutual fund that corresponds to the Sub-Account portfolio. Please contact us, at the telephone numbers or address on the cover page of this prospectus, for free copies of the prospectuses for the mutual funds available under the policy.

Total Annual Sub-Account Portfolio Operating Expenses
Total Annual Sub-Account Portfolio Operating Expenses	Maximum	Minimum
(expenses that are deducted from the Sub-Account portfolio assets, including management fees, distribution (12b-1) fees, and other expenses)	2.68%	0.27%

The following mutual funds also assess a 1% short-term trading fee in connection with transfers from a Sub-Account that occur within 60 days after the date of allocation to that Sub-Account (see "Short-Term Trading Fees"):

    • American Century Variable Portfolios, Inc. - American Century VP International Fund: Class III
• Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Service Class R
• Fidelity Variable Insurance Products Fund IV - VIP Natural Resources Portfolio: Service Class 2
• Franklin Templeton Insurance Products Trust - Templeton Developing Markets Securities Fund: Class 3
• Franklin Templeton Insurance Products Trust - Templeton Foreign Securities Fund: Class 3
• Franklin Templeton Insurance Products Trust - Templeton Global Income Securities Fund: Class 3
• Gartmore Variable Insurance Trust - Federated GVIT High Income Bond Fund: Class III
• Gartmore Variable Insurance Trust - Gartmore GVIT Emerging Markets Fund: Class III
• Gartmore Variable Insurance Trust - Gartmore GVIT Global Health Sciences Fund: Class III
• Gartmore Variable Insurance Trust - Gartmore GVIT Global Technology and Communications Fund: Class III
• Gartmore Variable Insurance Trust - Gartmore GVIT International Index Fund: Class VI
• Gartmore Variable Insurance Trust - Gartmore GVIT International Value Fund: Class III
• Janus Aspen Series - International Growth Portfolio: II Shares
• Franklin Templeton Insurance Products Trust - Templeton Foreign Securities Fund: Class 3
• Neuberger Berman Advisers Management Trust - AMT International Portfolio: S Class
• Oppenheimer Variable Account Funds - Oppenheimer Global Securities Fund/VA: Class 3

The Sub-Accounts available through this policy are listed below. For more information about the mutual funds, please refer to “Appendix A: Available Sub-Accounts” and/or the applicable mutual fund’s prospectus.

AIM Variable Insurance Funds, Inc.
•	AIM V.I. Basic Value Fund - Series I Shares
•	AIM V.I. Capital Appreciation Fund - Series I Shares
•	AIM V.I. Capital Development Fund - Series I Shares
American Century Variable Portfolios, Inc.
•	American Century VP Mid Cap Value Fund: Class I
•	American Century VP Ultra Fund: Class I
•	American Century VP Value Fund: Class I*
•	American Century VP Vista Fund: Class I
American Century Variable Portfolios II, Inc.
•	American Century VP Inflation Protection Fund: Class II
Dreyfus
•	Dreyfus Investment Portfolios - Small Cap Stock Index Portfolios: Service Shares
•	Dreyfus Stock Index Fund, Inc.: Initial Shares
•	Dreyfus Variable Investment Fund - Appreciation Portfolio: Initial Shares
Federated Insurance Series
•	Federated Market Opportunity Fund II: Service Shares
• Federated Quality Bond Fund II: Primary Shares
Fidelity Variable Insurance Products Fund
•	VIP Equity-Income Portfolio: Initial Class*
•	VIP Growth Portfolio: Initial Class
•	VIP Overseas Portfolio: Service Class R†
Fidelity Variable Insurance Products Fund II
•	VIP Contrafund® Portfolio: Initial Class
•	VIP Investment Grade Bond Portfolio: Service Class*
Fidelity Variable Insurance Products Fund III
•	VIP Mid Cap Portfolio: Service Class
Fidelity Variable Insurance Products Fund IV
•	Fidelity VIP Freedom Fund 2010 Portfolio: Service Class
•	Fidelity VIP Freedom Fund 2020 Portfolio: Service Class
•	Fidelity VIP Freedom Fund 2030 Portfolio: Service Class
•	VIP Natural Resources Portfolio: Service Class 2†
Franklin Templeton Variable Insurance Products Trust
•	Franklin Income Securities Fund: Class 2
•	Franklin Small Cap Value Securities Fund: Class 1
•	Templeton Developing Markets Securities Fund: Class 3†
•	Templeton Foreign Securities Fund: Class 3†
•	Templeton Global Income Securities Fund: Class 3†
Gartmore Variable Insurance Trust ("GVIT")
•	American Funds GVIT Asset Allocation Fund: Class II
•	American Funds GVIT Bond Fund: Class II
•	American Funds GVIT Global Growth Fund: Class II
• American Funds GVIT Growth Fund: Class II
•	Federated GVIT High Income Bond Fund: Class III†*
•	Gartmore GVIT Emerging Markets Fund: Class III†
•	Gartmore GVIT Global Health Sciences Fund: Class III†
•	Gartmore GVIT Global Technology and Communications Fund: Class III†
•	Gartmore GVIT Government Bond Fund: Class I
•	Gartmore GVIT Investor Destinations Funds: Class II
➢ Gartmore GVIT Investor Destinations Conservative Fund: Class II
➢ Gartmore GVIT Investor Destinations Moderately Conservative Fund: Class II
➢ Gartmore GVIT Investor Destinations Moderate Fund: Class II
➢ Gartmore GVIT Investor Destinations Moderately Aggressive Fund: Class II
➢ Gartmore GVIT Investor Destinations Aggressive Fund: Class II
•	Gartmore GVIT Mid Cap Growth Fund: Class I
•	Gartmore GVIT Money Market Fund: Class I
•	Gartmore GVIT Nationwide® Fund: Class I
•	Gartmore GVIT U.S. Growth Leaders Fund: Class I
•	Gartmore GVIT International Index Fund: Class VI†
•	GVIT International Value Fund: Class III† (formerly, Dreyfus GVIT International Value Fund: Class III)
•	GVIT Mid Cap Index Fund: Class I (formerly, Dreyfus GVIT Mid Cap Index Fund: Class I)
• GVIT Small Cap Growth Fund: Class I
•	GVIT Small Cap Value Fund: Class I
•	GVIT Small Company Fund: Class I
•	Van Kampen GVIT Comstock Value Fund: Class I *
•	Van Kampen GVIT Multi Sector Bond Fund: Class I*
Janus Aspen Series
•	Forty Portfolio: Service Shares
•	International Growth Portfolio: Service II Shares†
MFS® Variable Insurance Trust
•	MFS Value Series: Initial Class
Neuberger Berman Advisers Management Trust
•	AMT Balanced Portfolio: I Class
•	AMT Fasciano Portfolio: S Class*
•	AMT International Portfolio: S Class†
•	AMT Limited Maturity Bond Portfolio: I Class*
•	AMT Regency Portfolio: S Class
•	AMT Socially Responsive Portfolio: I Class
Oppenheimer Variable Accounts Funds
•	Oppenheimer Capital Appreciation Fund/VA: Non-Service Shares
•	Oppenheimer Global Securities Fund/VA: Class 3†
•	Oppenheimer High Income Fund/VA: Non-Service Shares *
•	Oppenheimer Main Street Fund®/VA: Non-Service Shares
•	Oppenheimer Main Street Small Cap Fund®/VA: Non-Service Shares
T. Rowe Price Equity Series, Inc.
•	T. Rowe Price Blue Chip Growth Portfolio: Class II
•	T. Rowe Price Equity Income Portfolio: Class II
•	T. Rowe Price Limited Term Bond Portfolio: Class II
Van Kampen
The Universal Institutional Funds, Inc.
•	Core Plus Fixed Income Portfolio: Class I
•	U.S. Real Estate Portfolio: Class I

The following Sub-Accounts are only available in policies before May 1, 2006:

Fidelity Variable Insurance Products Fund III
•    Fidelity VIP Value Strategies Portfolio: Service Class
Franklin Templeton Variable Insurance Products Trust
•    Franklin Rising Dividends Securities Fund: Class 1
MFS® Variable Insurance Trust
•    MFS Investors Growth Stock Series: Initial Class

The following Sub-Accounts are only available in policies issued before May 1, 2005:

American Century Variable Portfolios, Inc.
•	American Century VP International Fund: Class III†
Putnam Variable Trust
•	Putnam VT Growth and Income Fund: Class IB
•	Putnam VT Voyager Fund: Class IB

The following Sub-Accounts are only available in policies issued before May 1, 2004:

AllianceBernstein Variable Products Series Fund, Inc.
•	AllianceBernstein Growth and Income Portfolio: Class A
•	AllianceBernstein Small/Mid Cap Value Portfolio:
Class A
American Century Variable Portfolios, Inc.
•	American Century VP Income & Growth Fund: Class I
Dreyfus
• Dreyfus Variable Investment Fund - Developing Leaders Portfolio: Initial Shares
Federated Insurance Series
•	Federated American Leaders Fund II: Primary Shares
•	Federated Capital Appreciation Fund II: Primary Shares
Gartmore Variable Insurance Trust
•	Gartmore GVIT Global Financial Services Fund: Class I
•	Gartmore GVIT Global Utilities Fund: Class I
Janus Aspen Series
•	Balanced Portfolio: Service Shares
•	International Growth Portfolio: Service Shares
•	Risk-Managed Core Portfolio: Service Shares
Neuberger Berman Advisers Management Trust
•	AMT Mid Cap Growth Portfolio: S Class
Putnam Variable Trust
•	Putnam VT International Equity Fund: Class IB
Van Kampen
The Universal Institutional Funds, Inc.
•	Emerging Markets Debt Portfolio: Class I

The following Sub-Accounts are only available in policies issued before May 1, 2003:

American Century Variable Portfolios, Inc.
•	American Century VP Balanced Fund: Class I
Credit Suisse Trust
•	Small Cap Growth Portfolio
Dreyfus
•     Dreyfus Socially Responsible Growth Fund, Inc.: Initial Shares
•     Dreyfus Variable Investment Fund - Growth and Income Portfolio: Initial Shares
Fidelity Variable Insurance Products Fund
•	VIP High Income Portfolio: Initial Class*
Fidelity Variable Insurance Products Fund II
•	VIP Asset Manager Portfolio: Initial Class
Gartmore Variable Insurance Trust
•	Gartmore GVIT Growth Fund: Class I
•	Gartmore GVIT International Growth Fund: Class I
•	Gartmore GVIT Nationwide® Leaders Fund: Class I
Janus Aspen Series
•	Global Technology Portfolio: Service Shares
Neuberger Berman Advisers Management Trust
•	AMT Growth Portfolio: I Class
•	AMT Guardian Portfolio: I Class
•	AMT Partners Portfolio: I Class
Oppenheimer Variable Account Funds
•	Oppenheimer Balanced Fund/VA: Non-Service Shares
•	Oppenheimer Core Bond Fund/VA: Non-Service Shares
•	Oppenheimer MidCap Fund/VA: Non-Service Shares (formerly, Oppenheimer Aggressive Growth Fund/VA: Non-Service Shares)
Wells Fargo Variable Trust
•	Wells Fargo Advantage VT Opportunity Fund

The following Sub-Accounts are only available in policies issued before May 1, 2002:

Fidelity Variable Insurance Products Fund III
•	VIP Growth Opportunities Portfolio: Initial Class
Van Eck Worldwide Insurance Trust
•	Worldwide Bond Fund: Initial Class
•	Worldwide Emerging Markets Fund: Initial Class
•	Worldwide Hard Assets Fund: Initial Class

The following Sub-Accounts are only available in policies issued before September 27, 1999:

American Century Variable Portfolios, Inc.
•	American Century VP Capital Appreciation Fund: Class I
Credit Suisse Trust
•	Global Small Cap Portfolio
•	International Focus Portfolio
Wells Fargo Variable Trust
•	Wells Fargo Advantage VT Discovery Fund

Effective May 1, 2005, the following Sub-Accounts are no longer available to receive transfers or new purchase payments:

American Century Variable Portfolios, Inc.
•	American Century VP International Fund: Class I
Fidelity Variable Insurance Products Fund
•	VIP Overseas Portfolio: Initial Class
Franklin Templeton Variable Insurance Products Trust
•	Templeton Foreign Securities Fund: Class 1
Gartmore Variable Insurance Trust
•	Federated GVIT High Income Bond Fund: Class I*
•	Gartmore GVIT Emerging Markets Fund: Class I
•	Gartmore GVIT Global Health Sciences Fund: Class I
•	Gartmore GVIT Global Technology and Communications Fund: Class I

•	GVIT International Value Fund: Class I (formerly, Dreyfus GVIT International Value Fund: Class I)
Oppenheimer Variable Account Funds
•	Oppenheimer Global Securities Fund/VA: Non-Service Shares

†These Sub-Accounts assess a short-term trading fee.
*These Sub-Accounts may invest in lower quality debt securities commonly referred to as junk bonds.

The Policy

The policy is a legal contract between you and us. Any change must be in writing, signed by our president and corporate secretary, and attached to or endorsed on the policy. You may exercise all policy rights and options while the Insured is alive. You may also change the policy, but only in accordance with its terms.

Generally, the policy is available for an insured between the ages of 0 and 80 (although these ages may vary in your state). It is nonparticipating, meaning we will not be contributing any operating profits or surplus earnings toward the Proceeds from the policy. The policy will comprise and be evidenced by: a written contract; any Riders; any endorsements; Policy Data Pages; and the application, including any supplemental application. We will consider the statements you make in the application as representations. We will rely on them as being true and complete. However, we will not void the policy or deny a claim unless a statement is a material misrepresentation.

In order to comply with the USA Patriot Act and rules promulgated thereunder, Nationwide will implement procedures designed to prevent polices described in this prospectus from being used to facilitate money laundering or the financing of terrorist activities.

Policy Owner

The policy belongs to the owner named in the application. You may also name a contingent owner. A contingent owner will become the owner if the owner dies before any Proceeds become payable. Otherwise, ownership will pass to the owner’s estate, if the owner is not the Insured. To the extent permitted by law, policy benefits are not subject to any legal process for the payment of any claim, and no right or benefit will be subject to claims of creditors (except as may be provided by assignment). You may name different owners or contingent owners (so long as the Insured is alive) by submitting your written request to our Home Office, which will become effective when signed rather than on the date which we received it. However, this change will not affect any payment made or action taken by Nationwide before it was received. Nationwide may require that the policy be submitted for endorsement before making a change. There may be adverse tax consequences. For more information, see "Taxes," beginning on page 32.

The Beneficiaries

The principal right of a beneficiary is to receive Proceeds constituting the Death Benefit upon the Insured's death. So long as the Insured is alive, you may: name more than one beneficiary; designate primary and contingent beneficiaries; change or add beneficiaries; and provide for another distribution than the following.

If a primary beneficiary dies before the Insured, we will pay the Death Benefit to the remaining primary beneficiaries. We will pay multiple primary beneficiaries in equal shares, unless otherwise provided. A contingent beneficiary will become the primary beneficiary if all primary beneficiaries die before the Insured, and before any Proceeds become payable. You may name more than one contingent beneficiary. We will also pay multiple contingent beneficiaries in equal shares. If no named beneficiary survives the Insured, the Proceeds will be paid to the owner or the owner’s estate. To change or add beneficiaries, you must submit your written request to us at our Home Office, which will become effective when signed, rather than the date on which we received it. The change will not affect any payment we made, or action we took, before we recorded the change.

To Purchase

To purchase the policy, you must submit to us a completed application and an initial Premium payment.

We must receive evidence of insurability that satisfies our underwriting standards (this may require a medical examination) before we will issue a policy. We can provide you with the details of our underwriting standards. We reserve the right to reject an application for any reason permitted by law. Also, we reserve the right to modify our underwriting standards at any time.

The minimum initial Specified Amount in most states is $50,000 ($100,000 in Pennsylvania and New Jersey). We reserve the right to modify our minimum Specified Amount at any time for contracts purchased in the future.

Coverage

We will issue the policy only if the underwriting process has been completed, we have approved the application and the proposed Insured is alive and in the same condition of health as described in the application. However, full insurance coverage will take effect only after you have paid the minimum initial Premium. We begin to deduct monthly charges from your policy Cash Value on the Policy Date.

Coverage Effective Date

Insurance coverage will begin and be In Force on the Policy Date shown on the Policy Data Page. For a change in the Specified Amount, the effective date will be on the next monthly anniversary from the Policy Date after we have approved your request. It will end upon the Insured's death, once we begin to pay the Proceeds, or when the policy matures. It could end if the policy were to Lapse.

Temporary Insurance Coverage

Upon payment of the initial Premium, temporary insurance may be provided. Temporary insurance coverage, equal to the Specified Amount up to $1,000,000, may be available for no charge before full insurance coverage takes effect. You must submit a temporary insurance agreement and make an initial Premium payment to our home office at the address listed in this prospectus or to an authorized representative. The amount of the initial Premium will depend on the initial Specified Amount, and your choice of Death Benefit option and any Riders, for purposes of this policy. During this time, we will deposit your initial Premium payment into an interest-bearing checking account. Temporary insurance coverage will terminate on the date full insurance coverage takes effect, or five days from the date we mail a termination notice (accompanied by a refund equal to the Premium payment you submitted). If we issue the policy, what we do with the Net Premium depends on the right tot examine law of the state in which you live. Issuance of the continuing insurance coverage is dependent upon completion of all underwriting requirements, payment of initial Premium, and delivery of the policy while the Insured is still living.

To Cancel (Examination Right)

You may cancel your policy until the latest of: ten days after you receive the policy or longer if required by state law, within 45 days after signing the application, or 10 days after we deliver a Notice of Right of Withdrawal. If you decide to cancel, return the policy to the sales representative who sold it to you, or to us at our Home Office, along with your written cancellation request. Within seven days, we will refund the amount prescribed by the law of the state in which we issued the policy. Depending on the right to examine law of the state in which you live, this amount will be your initial Premium or the policy's Cash Value. We will treat the policy as if we never issued it and it will be deemed void from the beginning. For more information, see "To Allocate Net Premium And Sub-Account Valuation," beginning on page 24.

To Change Coverage

After the first year from the Policy Date, you may request to change the Specified Amount; however, no change will take effect unless the new Cash Surrender Value would be sufficient to keep the policy In Force for at least three months. Changes to the Specified Amount will alter the Death Benefit. For more information, see "Changes In The Death Benefit Option," beginning on page 28.

You may request to increase the Specified Amount, by at least $10,000, which will increase the Net Amount At Risk. Because the cost of insurance charge is based on the Net Amount At Risk, and because there will be a separate cost of insurance rate for the increase, this will also cause the policy's cost of insurance charge to increase. As a result, there will be a corresponding increase in the periodic charges we deduct from the policy's Cash Value. Also, an increase in the Specified Amount may cause an increase to the amount of your subsequent Premium payments and the likelihood that the entire policy is at risk of lapsing sooner. For more information, see "Lapse," beginning on page 31.

You may request to decrease the Specified Amount. We first apply decreases to the amount of insurance coverage as a result of any prior Specified Amount increases, starting with the most recent. Then we will decrease the initial Specified Amount. However, we will deny a request which would reduce the amount of your coverage below the minimum initial Specified Amount or that would disqualify the policy as a contract for life insurance. For more information, see "To Purchase," beginning on page 12.

To change the Specified Amount, you must submit your written request to us at our Home Office. You must provide us with evidence of insurability that satisfies our underwriting standards. The Insured must be 80 or younger. Changes will become effective on the next monthly anniversary from the Policy Date after we approve the request. We reserve the right to limit the number of changes to one each year from the Policy Date.

Sub-Account Portfolio Transfers

We will determine the amount you have available for transfers among the Sub-Account portfolios in Accumulation Units based on the Net Asset Value (NAV) per share of the mutual fund in which a Sub-Account portfolio invests. The mutual fund will determine its NAV once daily as of the close of the regular business session of the New York Stock Exchange (usually 4:00 p.m. Eastern time). An Accumulation Unit will not equal the NAV of the mutual fund in which the Sub-Account portfolio invests; however, because the Accumulation Unit value will reflect the deduction for any transaction fees and periodic charges. For more information, see "In Summary: Fee Tables," beginning on page 5, and "How Investment Experience Is Determined," beginning on page 26. Policy owners may request transfers to or from the Sub-Accounts once per valuation day, subject to the terms and conditions of the policy and the mutual funds.

Neither the policies nor the mutual funds are designed to support active trading strategies that require frequent movement between or among Sub-Accounts (sometimes referred to as "market-timing" or "short-term trading"). If you intend to use an active trading strategy, you should consult your registered representative and request information on other Nationwide policies that offer mutual funds that are designed specifically to support active trading strategies.

We discourage (and will take action to deter) short-term trading in this policy because the frequent movement between or among Sub-Accounts may negatively impact other investors in the policy. Short-term trading can result in:

• the dilution of the value of the investors' interests in the mutual fund;

• mutual fund managers taking actions that negatively impact performance (i.e., keeping a larger portion of the mutual fund assets in cash or liquidating investments prematurely in order to support redemption requests); and/or

• increased administrative costs due to frequent purchases and redemptions.

To protect investors in this policy from the negative impact of these practices, we have implemented, or reserve the right to implement, several processes and/or restrictions aimed at eliminating the negative impact of active trading strategies.

Redemption Fees. Some mutual funds assess a short-term trading fee in connection with transfers from a Sub-Account that occur within 60 days after the date of the allocation to the Sub-Account. The fee is assessed against the amount transferred and is paid to the mutual fund. Redemption fees compensate the mutual fund for any negative impact on fund performance resulting from short-term trading.

U.S. Mail Restrictions. We monitor transfer activity in order to identify those who may be engaged in harmful trading practices. Transaction reports are produced and examined. Generally, a policy may appear on these reports if the policy owner (or a third party acting on their behalf) engages in a certain number of "transfer events" in a given period. A "transfer event" is any transfer, or combination of transfers, occurring in a given Valuation Period. For example, if a policy owner executes multiple transfers involving 10 Sub-Accounts in 1 day, this counts as 1 transfer event. A single transfer occurring in a given Valuation Period that involves only 2 Sub-Accounts (or one Sub-Account if the transfer is made to or from a fixed investment option) will also count as 1 transfer event.

As a result of this monitoring process, we may restrict the form in which transfer requests will be accepted. In general, we will adhere to the following guidelines:

Trading Behavior	Nationwide's Response
6 or more transfer events in one calendar quarter

Nationwide will mail a letter to the policy owner notifying them that:
1. they have been identified as engaging in harmful trading practices; and
2. if their transfer events exceed 11 in 2 consecutive calendar quarters or 20 in one calendar year, the policy owner will be limited to submitting transfer requests via U.S. mail.

More than 11 transfer events in 2 consecutive calendar quarters OR More than 20 transfer events in one calendar year	Nationwide will automatically limit the policy owner to submitting transfer requests via U.S. mail.

Each January 1st, we will start the monitoring anew, so that each policy starts with 0 transfer events each January 1. See, however, the "Other Restrictions" provision below.

Managers of Multiple Contracts. Some investment advisers/representatives manage the assets of multiple Nationwide contracts pursuant to trading authority granted or conveyed by multiple policy owners. These multi-contract advisers will be required by Nationwide to submit all transfer requests via U.S. mail.

Other Restrictions. We reserve the right to refuse or limit transfer requests, or take any other action we deem necessary, in order to protect policy owners and beneficiaries from the negative investment results that may result from short-term trading or other harmful investment practices employed by some policy owners (or third parties acting on their behalf). In particular, trading strategies designed to avoid or take advantage of Nationwide's monitoring procedures (and other measures aimed at curbing harmful trading practices) that are nevertheless determined by us to constitute harmful trading practices, may be restricted.

Any restrictions that we implement will be applied consistently and uniformly.

We may add new underlying mutual funds, or new share classes of currently available underlying mutual funds, that assess short-term trading fees. In the case of new share class additions, your subsequent allocations may be limited to that new share class. Short-term trading fees are a charge assessed by an underlying mutual fund when you transfer out of a Sub-Account within 60 days of the date of allocation to the Sub-Account. The separate account will collect the short-term trading fees at the time of the transfer by reducing the amount transferred. We will remit all such fees to the underlying mutual fund.

Fixed Account Transfers

Prior to the policy’s Maturity Date, you may also make transfers involving the fixed account. These transfers will be in dollars, and we reserve the right to limit their timing and amount, including that you may not request a transfer involving the fixed account before the end of the first year from the Policy Date. Also, you may not make more than one transfer every 12 months.

On transfers to the fixed account, we may not permit you to transfer over 25% of the Cash Value allocated to the Sub-Account portfolios as of the close of business of the prior Valuation Period.

On transfers from the fixed account, we may not permit you to transfer over 25% of the Cash Value of the fixed account as of the end of the previous policy year (subject to state restrictions).

Modes To Make A Transfer

To make a transfer, send your written request to us at our Home Office via first class U.S. mail. Upon receipt, we will process a transfer request at the end of the current Valuation Period. We may also permit you to use other modes of communication, subject to limitations.

Our contact information is on the cover page of this prospectus.

We will employ reasonable procedures to confirm that instructions are genuine, including:

• requiring forms of personal identification before acting upon instructions;

• providing you with written confirmation of completed transactions; and/or

• tape recording telephone instructions.

If we follow these procedures, we will not be liable for any loss, damage, cost or expense from complying with what we reasonably believe to be genuine instructions. Rather, you will bear the risk of loss.

Any computer system or telephone, whether it is yours, your service provider’s, your representative’s, or ours, can experience slowdowns or outages for a variety of reasons. These slowdowns or outages may delay or prevent our ability to process your request. Although we have taken precautions to help our system handle heavy usage, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request in writing.

To Exchange

You have an exchange right under the policy. At any time within the first 24 months of coverage from the Policy Date, you may surrender this policy and use the Cash Surrender Value to purchase a new policy on the Insured’s life without evidence of insurability. Afterwards, you may also surrender the policy and use the Cash Surrender Value to purchase a new policy on the same Insured’s life, but subject to evidence of insurability that satisfies our underwriting standards.

The new policy may be one of our available flexible premium adjustable life insurance policies. It may not have a greater Death Benefit than that of this policy immediately prior to the exchange date. It will have the same Specified Amount, Policy Date, and issue age. We will base Premiums on our rates in effect for the same sex, Attained Age and premium class of the Insured on the exchange date. You may transfer Indebtedness to the new policy.

You must make your request on our official forms to the Home Office. The policy must be In Force and not in a Grace Period. You must pay a surrender charge. For more information, see "In Summary: Fee Tables," beginning on page 5. The exchange may have tax consequences. For more information, see "Exchanging The Policy For Another Life Insurance Policy," beginning on page 34. The new policy will take effect on the exchange date only if the Insured is alive. This policy will terminate when the new policy takes effect.

To Terminate (Surrender)

You have the right to terminate (surrender) the policy. Or you may surrender the policy for its Cash Surrender Value. The policy will automatically terminate when the Insured dies, the policy matures, or the Grace Period ends. For more information, see "Surrenders," beginning on page 29.

Generally, if the policy has a Cash Surrender Value in excess of the Premiums you have paid, upon surrender the excess will be included in your income for federal tax purposes. For more information, see "Surrender Of The Policy," beginning on page 34. The Cash Surrender Value will be reduced by the outstanding amount of a policy loan. For more information, see "Policy Loans," beginning on page 30.

To Assign

You may assign any rights under the policy while the Insured is alive. If you do, your beneficiary’s interest will be subject to the person(s) to whom you have assigned rights. Your assignment must be in writing signed and recorded at our Home Office before it will become effective. Prior to being recorded, assignments will not affect any payments made or actions taken by Nationwide. Nationwide is not responsible for any assignment not submitted for recording, nor is Nationwide responsible for the sufficiency or validity of any assignment. Your assignment will be subject to any outstanding policy loans. For more information, see "Policy Loans," beginning on page 30.

Proceeds Upon Maturity

If the policy is In Force on the Maturity Date, we will pay you the Proceeds, which will equal the policy’s Cash Value, less any indebtedness.

Normally, we will pay the Proceeds within seven days after we receive your written request at our Home Office. The payment will be postponed, however, when: the New York Stock Exchange is closed; the SEC restricts trading or declares an emergency; the SEC permits us to defer it for the protection of our policy owners; or the Proceeds are to be paid from the fixed account. The Proceeds will equal the policy's Cash Value minus any Indebtedness. After we pay the Proceeds, the policy is terminated.

We may offer to extend the Maturity Date to coincide with the Insured's death, after which we will pay the Proceeds to your beneficiary. During this time, you will still be able to request partial surrenders. The Maturity Date extension will either be for the policy value, or for the Specified Amount (subject to the law of the state in which you lived at the time you purchased the policy). It is your choice, and, in any event, your policy will be endorsed so that:

• no changes to the Specified Amount will be allowed;

• no additional Premium payments will be allowed;

• 100% of the policy value will be transferred to the fixed account;

• to extend for the Cash Value, your policy's Death Benefit will become the Cash Value, irrespective of your previous Death Benefit option choice, and

• The monthly policy expense charges and administrative charges will no longer be deducted from the Cash Value since the Death Benefit will be equal to the Cash Value. The Cost of Insurance Charges after that time will be zero.

The Maturity Date will not be extended, however, beyond when the policy would fail the definition of life insurance under the Code. For more information, see "The Death Benefit," beginning on page 27.

Reminders, Reports And Illustrations

On request, we will send you scheduled Premium payment reminders and transaction confirmations. We will also send you semi-annual and annual reports that show:

• the Specified Amount

• the current Cash Value

• minimum monthly Premiums

• the Cash Surrender Value

• Premiums paid

• outstanding Indebtedness

• all charges since the last report

We will send these reminders and reports to the address you provide on the application, or to another you may specify. At any time, you may ask for an illustration of future benefits and values under the policy.

IMPORTANT NOTICE REGARDING DELIVERY OF SECURITY HOLDER DOCUMENTS

When multiple copies of the same disclosure document(s), such as prospectuses, supplements, proxy statements and semi-annual and annual reports are required to be mailed to your household, we will mail only one copy of each document, unless notified otherwise by you. Household delivery will continue for the life of the contracts. Please call 1-866-223-0303 to resume regular delivery. Please allow 30 days for regular delivery to resume.

Errors Or Misstatements

If you make an error or misstatement in completing the application, then we will adjust the Death Benefit and Cash Value accordingly.

To determine the adjusted Death Benefit, we will multiply the Net Amount At Risk at the time of the Insured’s death by the ratio of the monthly cost of insurance applied at the true age and sex in the policy month of death and the monthly cost of insurance that should have been applied at the true age and sex in the policy month of death. We will then add this adjusted amount that reflects the true age and sex of the Insured to the Cash Value of the policy at the Insured’s death. The Cash

Value will also be adjusted to reflect the cost of insurance charges based on the Insured's correct age and sex from the Policy Date.

Incontestability

We will not contest payment of the Death Benefit based on the initial Specified Amount after the policy has been In Force during the Insured's lifetime for two years from the Policy Date. For any change in Specified Amount requiring evidence of insurability, we will not contest payment of the Death Benefit based on such an increase after it has been In Force during the Insured's lifetime for two years from its effective date.

If We Modify The Policy

Any modification (or waiver) of our rights or requirements under the policy must be in writing and signed by our president or corporate secretary. No agent may bind us by making any promise not contained in the policy.

We may modify the policy, our operations, or the separate account’s operations to meet the requirements of any law (or regulation issued by a government agency) to which the policy, our company, or the separate account is subject. We may modify the policy to assure that it continues to qualify as a life insurance contract under the federal tax laws. We will notify you of all modifications, and we will make appropriate endorsements to the policy.

Riders

Riders are available for you to purchase to design the policy to meet your specific needs. You may purchase any of them simultaneously. Once the policy is In Force, to add a Rider, we may require further evidence of insurability. You will be charged for a Rider: so long as the policy remains In Force and the Rider's term has not expired; until we have paid the benefit; or you decide you no longer need the benefit and let us know in writing at our Home Office. For more information on the costs of the Riders, see "In Summary: Fee Tables," beginning on page 5, and "Charges," beginning on page 19.

Accidental Death Benefit Rider

You may purchase this Rider at any time. The Rider pays a benefit, in addition to the Death Benefit, to the named beneficiary upon the Insured’s accidental death. The benefit continues until the Insured reaches Attained Age 70. You will be charged for this Rider: so long as the policy remains In Force and the Rider’s term has not expired; until we have paid the benefit or you decide you no longer need the benefit and let us know in writing at our Home Office. Because we deduct the charge for this benefit from the policy's Cash Value, your purchase of this Rider could reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value. Otherwise, the benefit of this Rider and the Death Benefit are independent of one another.

Base Insured Term Rider

This Rider is available when the policy is In Force. The benefit is term life insurance on the Insured, in addition to the Death Benefit, payable to the beneficiary upon the Insured’s death.

The benefit amount varies monthly and is based on the Death Benefit option you have chosen. You may renew coverage annually until the Insured reaches Attained Age 95, when this Rider's term expires. Because we deduct the charge for this benefit from the policy's Cash Value, your purchase of this Rider could reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value.

Change Of Insured Rider

You may elect this Rider for no charge at any time. You may change the Insured for a new Insured, subject to insurability and other conditions. The costs and benefits under the policy after the change will be based on, and could change with, the underwriting classification and characteristics of the new Insured, but this Rider's benefit will have no impact on the policy's Death Benefit.

Children’s Insurance Rider

You may purchase term life insurance on any of the Insured's children at any time. Before an expiration date, the policy pays a benefit to the named beneficiary upon the insured child’s death. As long as the policy is In Force, the insurance coverage for each child will continue until the earlier of: 1) the anniversary of the policy on or after the date that the child turns age 22; or 2) the anniversary of the policy on or after the date that the Insured turns age 65.

Subject to certain conditions specified in the Rider, the Rider may be converted into a policy on the life of the insured child without evidence of insurability. You will be charged for this Rider: so long as the policy remains In Force and the Rider’s term has not expired; until we have paid the benefit; or you decide you no longer need the benefit and let us know in writing at our Home Office. Because we deduct the charge for this benefit from the policy's Cash Value, your purchase of this Rider could reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value. Otherwise, the benefit of this Rider and the Death Benefit are independent of one another.

Guaranteed Minimum Death Benefit Rider

This Rider is only available when you purchase the policy and has no loan value or Cash Surrender Value. The purpose of this Rider is to keep the death benefit in force and to prevent the policy from lapsing. The benefit is a death benefit payable to the beneficiary you designate, less any policy loans outstanding and any withdrawals.

There is no charge for this Rider during the first three policy years. In the first month of the third Policy year, this charge will begin and after the third Policy year, this Rider ensures that the base Policy will remain In Force even if the Cash Surrender Value is zero or less, as long as: 1) the Rider is in force; 2) the Insured is alive; and 3) you have met the annual Rider Minimum Premium requirement. The annual Rider Minimum Premium is shown on the Policy Data Page and is based on the issue age, sex, Specified Amount, Death Benefit Option and underwriting class of the Insured.

On each policy anniversary, we will determine if the Rider Minimum Premium requirement has been met. This requirement shall be met if the sum of all previous Premium payments under the policy, less any partial withdrawals and existing policy indebtedness is greater than or equal to the sum of the annual Rider Minimum Premiums for the previous policy years. If this requirement is met, the policy is guaranteed to remain in force during the next policy year, provided there are no new loans or partial withdrawals. If this requirement is not met, we will notify you of the Premium payments required in order to continue benefits under this Rider. A grace period of 61 days will be provided and if the required Premiums are not received during this grace period, the Rider will terminate without value. During this grace period, the Rider charge will still apply. During any policy year when benefits are being paid under the Waiver Monthly Deduction Rider, the annual Rider Minimum Premium that policy year will be equal to zero.

Spouse Life Insurance Rider

You may purchase this Rider at any time. The benefit is a death benefit payable to the beneficiary you designate upon the Insured’s spouse’s death; otherwise, the benefit is payable to the Insured. The benefit continues until the anniversary of the Rider on or next following the year in which the Insured's spouse turns age 70, you invoke the Policy Guard Rider, or the policy matures, whichever is earlier. You will be charged for this Rider: so long as the policy remains In Force and the Rider’s term has not expired; until we have paid the benefit; until you invoke the Policy Guard Rider; or until you decide you no longer need the benefit and let us know in writing at our Home Office. Because we deduct the charge for this benefit from the policy's Cash Value, your purchase of this Rider could reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value. Otherwise, the benefit of this Rider and the Death Benefit are independent of one another. This Rider has a conversion right. The Insured's spouse may exchange this Rider's benefit for a level premium, level benefit plan or whole life or endowment insurance, subject to limitations.

Waiver of Monthly Deductions Rider

You may purchase this Rider at any time so long as the policy is In Force and it is before the Policy Date on or following when the Insured reaches age 65. If an Insured becomes disabled, as defined in this Rider, for six consecutive months within the first three years from the Policy Date, the benefit is a credit to your policy in an amount necessary to keep the policy In Force. The benefit for subsequent years, however, is a waiver of your policy's monthly charges. So, say you become totally disabled for six consecutive months two years and eight months from the Policy Date. For the first four months, the benefit would be a credit equal to the amount necessary to keep the policy In Force. After that, the Rider's benefit is a waiver of your policy's monthly charges.

After the first three years from the Policy Date, this Rider's benefit may not be enough to keep your policy from Lapsing without needing to pay additional Premium. Thereafter, with this Rider, it will cost you less, on a monthly basis, to keep the policy In Force.

For how long the benefit lasts depends on the Insured's age when total disability begins. Before age 60, the benefit continues for as long as the Insured is totally disabled (even if that disability extends past when the Insured reaches age 65). Between ages 60 and 63, the benefit continues until the Insured turns age 65. From age 63, the benefit lasts only for two years.

Because we deduct the charge for this benefit from the policy's Cash Value, your purchase of this Rider could reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value.

Premium

This policy does not require a scheduled payment of Premium to keep it In Force. The policy will remain in effect as long as the conditions that cause the policy to Lapse do not exist. Upon request, we will furnish Premium receipts.

Initial Premium

The amount of your initial Premium will depend on the initial Specified Amount of insurance, the Death Benefit option, and any Riders you select. Generally, the higher the required initial Specified Amount, the higher the initial Premium will be. Similarly, because Death Benefit Option Two provides for a potentially greater Death Benefit than Death Benefit Option One, Death Benefit Option Two may require a higher amount of initial Premium. Also, the age, health, and activities of the

Insured will affect our determination of the risk of issuing the policy. In general, the greater this risk, the higher the initial Premium will be.

Depending on the right to examine law of the state in which you live, initial Net Premium designated to be allocated to the Sub-Accounts may not be so allocated immediately upon our receipt. (Any initial Net Premium designated to be allocated to fixed investment options will be so allocated immediately upon receipt.) If you live in a state that requires us to refund the initial Premium upon exercise of the free-look provision, we will hold all of the initial Net Premium designated to be allocated to the Sub-Accounts in the available money market Sub-Account until the free-look period expires. At the expiration of the free-look period, we will transfer the variable account Cash Value to the Sub-Accounts based on the allocation instructions in effect at the time of the transfer. If you live in a state that requires us to refund the Cash Value upon exercise of the free-look provision, we will allocate all of the initial Net Premium to the available money market Sub-Account. On the next Valuation Period, we will allocate all of the Cash Value to the designated Sub-Accounts based on the allocation instructions in effect at that time.

Whether we will issue full insurance coverage depends on the Insured meeting all underwriting requirements, you paying the initial Premium, and our delivery of the policy while the Insured is alive. We will not delay delivery of the policy to increase the likelihood that the Insured is not still living. Depending on the outcome of our underwriting process, more or less Premium may be necessary for us to issue the policy. We also retain the right to not issue the policy, after which, if we exercise this right, we will return your payment within two business days thereafter.

You may pay the initial Premium to our Home Office or to our authorized representative. The initial Premium payment must be at least $50, equal to the minimum monthly Premium. The initial Premium payment will not be applied to the policy until the underwriting process is complete.

You may make additional Premium payments at any time while the policy is In Force, subject to the following:

• During the first 3 policy years, the total Premium payments, less any policy Indebtedness, less any partial surrender fee, must be greater than or equal to the minimum Premium requirement in order to guarantee that the policy will remain In Force.

• After the first 3 policy years, each premium payment must be at least equal to the minimum monthly Premium.

• We may require satisfactory evidence of insurability before accepting any additional Premium payment that results in an increase in the policy’s Net Amount At Risk;

• We will refund Premium payments that exceed the applicable premium limit established by the IRS to qualify the policy as a contract for life insurance. As discussed in the "Taxes" section of this prospectus, additional Premium payments or other changes to the policy may jeopardize the policy's non-modified endowment status. We will monitor Premiums paid and other policy transactions and will notify you when the policy’s non-modified endowment contract status is in jeopardy;

• We may require that policy Indebtedness be repaid prior to accepting any additional Premium payments. Some, but not all, of the situations when we might exercise this right include when interest rates are low, when your policy loans exceed 90% of the Cash Value of your Sub-Account portfolio allocations, or when a Premium payment may alter the character of the policy for tax purposes. For more information, see "Lapse," beginning on page 31. We will let you know ahead of time; and

•
We will send scheduled Premium payment reminder notices to you according to the Premium payment method shown on the Policy Data Page. If you decide to make a subsequent Premium payment, you must send it to our Home Office.

Charges

Please read and consider the following, which we intend to be an amplification (but it may also be duplicative), in conjunction with the fee tables, and the accompanying footnotes, appearing earlier in the prospectus. See "In Summary: Fee Tables," beginning on page 5. Also, see the policy, including the Policy Data Page, and the Riders, for more information.

We will make deductions under the policy to compensate us for: the services and benefits we provide; the costs and expenses we incur; and the risks we assume. Every time you make a Premium payment, we will charge against that Premium payment a Premium Load, which is composed of the sales load and premium taxes. We will deduct all other charges from the policy’s Cash Value (rather than a Premium payment), in proportion to the balances of your Sub-Account portfolio, and the fixed account, allocations. We will only deduct the mortality and expense risk charge from the Cash Value of the Sub-Account portfolios. We will transfer the loan interest charge from your investment options to the loan account. We take the monthly periodic charges in advance and we will not pro-rate any monthly Rider charge should the Rider terminate before the beginning of the next month.

There are also operating charges associated with the Sub-Account portfolios. While you will not pay them directly, they will affect the value of the assets in the Sub-Account portfolios. On a daily basis, the manager of each mutual fund that comprises the policy’s available variable investment options deducts operating charges from that mutual fund’s assets before calculating the NAV. (We use

NAV to calculate the value of your corresponding Sub-Account portfolio allocation in Accumulation Units.) In addition, some mutual funds assess a short-term trading fee in connection with transfers from a Sub-Account that occur within 60 days after the date of the allocation to that Sub-Account. The fee is assessed against the amount transferred and is paid to the mutual fund. For more information on the operating charges and short-term trading fees assessed by the mutual funds held by the Sub-Account portfolios, please see the prospectus for the mutual fund and "Short-Term Trading Fees" in this prospectus.

Sales Load

This charge compensates us for our sales expenses. The sales load portion of the Premium Load charge is guaranteed not to exceed $25 per $1,000 of Premium and covers our sales expenses. Currently, this charge is equal to $25 per $1,000 of Premium up to the break point Premium, and $5 per $1,000 of Premium in excess of the break point Premium. The break point Premium is shown in the Policy Data Page. Sales load is assessed at each time each premium payment is submitted. We may earn a profit from this charge.

Premium Taxes

The premium taxes portion of the Premium Load charge is $35 per $1,000 of Premium and reimburses us for state and local premium taxes (at the estimated rate of 2.25%), and for federal premium taxes (at the estimated rate of 1.25%). This amount is an estimated amount. If the actual tax liability is more or less, we will not adjust the charge, so we may profit from it.

Surrender Charges

A surrender charge will apply if you surrender or lapse the policy during the first nine years from the Policy Date and this charge compensates us for policy underwriting and sales expenses. The charge will be deducted proportionally from the Cash Value in each Sub-Account and the fixed account. The surrender charge is reduced by any partial surrender charge actually paid on previous decreases in the Specified Amount. We may earn a profit from this charge.

The following tables illustrate the maximum initial surrender charge per $1,000 of initial Specified Amount for policies which are issued on a standard basis (see Appendix C for specific examples).

Initial Specified Amount $50,000-$99,999
Issue Age	Male Non-Tobacco	Female Non-Tobacco	Male Standard	Female Standard
25	$7.776	$7.521	$8.369	$7.818
35	$8.817	$8.398	$9.811	$8.891
45	$12.191	$11.396	$13.887	$12.169
55	$15.636	$14.011	$18.415	$15.116
65	$22.295	$19.086	$26.577	$20.641

Initial Specified Amount $100,000 or More
Issue Age	Male Non-Tobacco	Female Non-Tobacco	Male Standard	Female Standard
25	$5.776	$5.521	$6.369	$5.818
35	$6.817	$6.398	$7.811	$6.891
45	$9.691	$8.896	$11.387	$9.669
55	$13.136	$11.511	$15.915	$12.616
65	$21.295	$18.086	$25.577	$19.641

Special guaranteed maximum surrender charges apply in Pennsylvania (see Appendix C). Ask for an illustration or see the Policy Data Page for more information on your cost.

The surrender charge amount decreases over time and we will deduct the surrender charge based on the following schedule:

Number of Completed Policy Years	Surrender Charge as a Percentage of Initial Surrender Charge
0	100%
1	100%
2	90%
3	80%
4	70%
5	60%
6	50%
7	40%
8	30%
9 and After	0%

There are two components of the surrender charge meant to cover our policy underwriting (the underwriting component) and sales expenses (the sales component), including processing the application; conducting any medical exams; determining insurability (and the Insured’s underwriting class); and establishing policy records. For additional information on the components of this charge, see the Statement of Additional Information.

Partial Surrender Fee

You may request a partial surrender after the first year from the Policy Date while the policy is In Force, and we may charge a $25 partial surrender fee to compensate us for the administrative costs in calculating and generating the surrender amount. However, currently, there is no charge for a partial surrender. The Cash Value available for a partial surrender is subject to any outstanding policy loans.

Short-Term Trading Fees

Some mutual funds may assess (or reserve the right to assess) a short-term trading fee in connection with transfers from a Sub-Account that occur within 60 days after the date of allocation to the Sub-Account.

Short-term trading fees are intended to compensate the mutual fund (and policy owners with interests allocated in the mutual fund) for the negative impact on fund performance that may result from frequent, short-term trading strategies. Short-term trading fees are not intended to affect the large majority of policy owners not engaged in such strategies.

Any short-term trading fee assessed by any mutual fund available in conjunction with the policies described in this prospectus will equal 1% of the amount determined to be engaged in short-term trading. Short-term trading fees will only apply to those Sub-Accounts corresponding to mutual funds that charge such fees. Please refer to the prospectus for each Sub-Account portfolio for more detailed information. Policy owners are responsible for monitoring the length of time allocations are held in any particular Sub-Account. We will not provide advance notice of the assessment of any applicable short-term trading fee.

For a list of available sub-accounts that assess short-term trading fees, see "Total Annual Sub-Account Portfolio Operating Expenses" earlier in this prospectus.

If a short-term trading fee is assessed, the mutual fund will charge the separate account 1% of the amount determined to be engaged in short-term trading. The separate account will then pass the short-term trading fee on to the specific policy owner that engaged in short-term trading by deducting an amount equal to the fee from that policy owner’s sub-account value. All such fees will be remitted to the mutual fund; none of the fee proceeds will be retained by us or the separate account.

Transfers will be considered to be made on a first in/first out (FIFO) basis for purposes of determining short-term trading fees. In other words, units held the longest time will be treated as being transferred first, and units held for the shortest time will be treated as being transferred last.

Some transactions are not subject to short-term trading fees. Transactions that are not subject to short-term trading fees include:

• scheduled and systematic transfers, such as Dollar Cost Averaging;

• policy loans or surrenders; or

• payment of the death benefit proceeds upon the Insured's death.

New share classes of currently available mutual funds may be added as investment options under the policy. These new share classes may require the assessment of short-term trading fees. When these new share classes are added, new Premium payments and exchange reallocations to the mutual funds in question may be limited to the new share class.

Cost Of Insurance

The cost of insurance charge compensates us for underwriting insurance protection. The cost of insurance charge is the product of the Net Amount At Risk and the cost of insurance rate.

We base the cost of insurance rate on our expectations as to future mortality and expense experience. The cost of insurance rate will vary by: the Insured’s sex; age; underwriting class; any substandard ratings; for how long the policy has been In Force and the Specified Amount. There will be a separate cost of insurance rate for the initial Specified Amount and any increases. The cost of insurance rates will never be greater than those shown on the Policy Data Page that we send you when you issue the policy.

We will uniformly apply a change in any cost of insurance rate for Insureds of the same age, sex, underwriting class and any substandard ratings, on whom policies with the same Specified Amount have been In Force for the same length of time. The change could increase your cost of insurance charge, which, accordingly, would decrease your policy’s Cash Value, and the converse is true, too. In contrast, you could cause your cost of insurance charge to decrease with a request to reduce the Specified Amount that also reduces the Net Amount At Risk.

There will be a separate cost of insurance rate for the initial Specified Amount and any Specified Amount increase. An increase in the Specified Amount may cause an increase in the Net Amount At Risk. Because the Cost of Insurance Charge is based on the Net Amount At Risk, and because there will be a separate cost of insurance rate for the increase, this will usually cause the policy’s Cost of Insurance Charge to increase. An increase in the Specified Amount may require you to make larger or additional Premium payments in order to avoid Lapsing the Policy.

The rate class of an insured may affect the cost of insurance rate. Nationwide currently places insureds into both standard rate classes and substandard rate classes that involve a higher mortality risk. In an otherwise identical polity, an insured in the standard rate class will have a lower cost of insurance than an insured in a rate class with higher mortality risks. Nationwide may also issue certain policies on a “non medical” basis to certain categories of individuals. Due to the underwriting criteria established for policies issued on a non medical basis, actual rates will be higher than the current cost of insurance rates being charged that are medically underwritten.

Mortality And Expense Risk

Though the maximum guaranteed mortality and expense risk charge is higher, currently, we deduct this charge on a daily basis according to the following schedule. During the first through ninth year from the Policy Date, the annualized charge is $8.00 per $1,000 of Cash Value. After the ninth year, this annualized charge is $8.00 per $1,000 on the first $25,000 of Cash Value and $5.00 per $1,000 of additional Cash Value. This charge compensates us for assuming risks associated with mortality and expense costs, and we may profit from it. The mortality risk is that the Insured does not live as long as expected. The expense risk is that the costs of issuing and administering the policy are more than expected.

Administrative

Currently, we deduct $12.50 per month through the first year from the Policy Date for the administrative charge. The maximum guaranteed administrative charge is $25 per month in the first policy year. Thereafter, we currently deduct $5 per month, and the maximum guaranteed administrative charge is $7.50 per month. This charge reimburses us for the costs of maintaining the policy, including for accounting and record-keeping.

Increase Charge

The increase charge is deducted proportionally from the Cash Value in the Sub-Accounts and the fixed account when the Policy Owner requests an increase in the Specified Amount. It is used to cover the cost of underwriting the requested increase and processing and distribution expenses related to the increase.

The increase charge is comprised of two components: underwriting and administration; and sales. The underwriting and administration component is equal to $1.50 per year per $1,000 of increase. The sales component is equal to $0.54 per year per $1,000 of increase. Together, the maximum charge totals $2.04 per year ($0.17 per month).

Policy Loan Interest

We will charge interest on the amount of an outstanding policy loan, at the rate of 6.0% per annum, which will have accrued daily and become due and payable at the end of the year from the Policy Date. If left unpaid, we will add it to the loan amount. As collateral or security for repayment, we will transfer an equal amount of Cash Value to the policy loan account, on which interest will accrue and be credited daily. During years two through 14 from the Policy Date, the current and guaranteed interest crediting rate is 5.1%. Thereafter, the current interest crediting rate is 6.0% per annum for all loans (guaranteed minimum of 5.1%). Accordingly, your net cost for an ordinary loan during years one through 14 from the Policy Date is 0.9% per annum currently. Thereafter, there is no cost (a net cost of zero) for a loan currently. For more information, see "Collateral and Interest," beginning on page 30.

Children’s Insurance Rider

The charge for this Rider is $0.43 per $1,000 of Specified Amount of the Rider. This charge compensates us for providing term insurance on the life of each child of the Insured. We will charge for the Rider so long as the policy is In Force and the Rider is in effect. The cost will remain the same, even if you request to change the number of children covered under the Rider. However, we may decline your request to add another child based on our underwriting standards.

Change of Insured Rider

There is no charge for this Rider and you may elect it at any time. The costs and benefits under the policy after the change will be based on, and could change with the underwriting classification and characteristics of the new Insured, but this Rider’s benefit will have no impact on the policy’s death benefit.

Spouse Life Insurance Rider

This charge for this Rider compensates us for providing term insurance on the life of the Insured’s spouse. The charge is the product of the Specified Amount of this Rider and the spouse life insurance cost of insurance rate. We base the spouse life insurance cost of insurance rate on our expectations as to the mortality of the Insured's spouse. The spouse life insurance cost of insurance rate will vary by: the spouse's sex; Attained Age; underwriting class; any substandard ratings; and Specified Amount of the Rider.

Accidental Death Benefit Rider

This charge for this Rider compensates us for providing coverage in the event of the Insured’s accidental death, meaning the Insured’s death as a result of bodily injury caused by external, violent and accidental means from a cause other than a risk not assumed. The charge is the product of the Specified Amount of this Rider and the accidental death benefit cost of insurance rate. We base the accidental death benefit cost of insurance rate on our expectations as to the likelihood of the Insured's accidental death. The accidental death benefit cost of insurance rate will vary by: the Insured's sex; Attained Age; underwriting class; and any substandard ratings.

Base Insured Term Rider

This charge for this Rider compensates us for providing term life insurance on the Insured. The charge is the product of the Specified Amount of this Rider and the additional protection cost of insurance rate. We base the additional protection cost of insurance rate on our expectation as to the Insured's mortality. The additional protection cost of insurance rate will vary by: the Insured's sex; Attained Age; underwriting class; any substandard ratings; and the Specified Amount of the Rider.

Waiver of Monthly Deductions Rider

This charge for this Rider compensates us for waiving monthly charges (excluding this Rider's charge) upon the Insured’s total disability, as defined in this Rider, for six consecutive months. However, during the first three years from the Policy Date, we will instead credit your policy with the minimum monthly Premium payment due during the Insured's total disability. The charge is the product of the amount of periodic charges deducted from the policy on a monthly basis (excluding the cost for this Rider) and the deduction waiver cost rate. We base the deduction waiver cost rate on our expectations as to the likelihood of the Insured's total disability for six consecutive months. The deduction waiver cost rate varies by: the Insured's sex; Attained Age; underwriting class; and any substandard ratings.

Guaranteed Minimum Death Benefit Rider

There is no charge for this Rider during the first three policy years. The charge subsequently assessed compensates us for guaranteeing the minimum death benefit. The Rider charge does not vary by insured.

Reduction of Charges

In addition to sales to individuals, the policy may be purchased by corporations and other entities. Nationwide may reduce or eliminate certain charges (sales load, surrender charge, monthly administrative charge, monthly cost of insurance charge, or other charges) where the size or nature of the group allows us to realize savings with respect to sales, underwriting, administrative or other costs.

We determine the eligibility and the amount of any reduction by examining a number of factors, including: the number of policies owned with different Insureds; the total Premium we expect to receive; total Cash Value of commonly owned policies; the nature of the relationship among individual Insureds; the purpose for which the policies are being purchased; the length of time we expect the individual policies to be In Force; and any other circumstances which are rationally related to the expected reduction in expenses.

We may change both the extent and the nature of the reductions. We make the reductions in charges in a way that is not unfairly discriminatory to policy owners and reflects the differences in costs of services we provide.

Entities considering purchasing the policy should note that in 1983, the U.S. Supreme Court held in Arizona Governing Committee v. Norris that certain annuity benefits provided by employers' retirement and fringe benefit programs may not vary between men and women on the basis of sex. The policies offered by this prospectus are based upon actuarial tables which distinguish between men and women unless the purchaser is an entity and requests that we use sex non-distinct tables. Thus the policies generally provide different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris on any employment related insurance or benefit program before purchasing this policy.

A Note On Charges

We make many assumptions and account for many economic and financial factors in establishing fees and charges. As we noted at the beginning of this "Charges" section, the deductions we make under the policy are designed to compensate us for the services and benefits we provide, the distribution and operational expenses we incur, and the risks we assume. Our initial expenses in distributing and establishing the contract exceed the deductions we make during the early stages of policy ownership. Nevertheless, we expect to make a profit over time because variable life insurance is intended to be a long term financial product. Accordingly, we have designed the policy with features and underlying investment options that we believe support and encourage long-term ownership. The "In Summary: Fee Tables," beginning on page 5 sets out the costs you incur when you purchase this policy. The following two sections describe: 1) how we use some of those charges to distribute the policy; and 2) how some of the underlying investment options pay us for services we provide to them. Neither of these transactions alters the charges you pay for the policy. Rather, these two sections provide you with information about how we set those charges. You should consider how these transactions may affect any advice you may receive with respect to the policy.

Distribution, Promotional and Sales Expenses

Distribution, promotional and sales expenses include amounts we pay to broker-dealer firms as commissions, expense allowances and marketing allowances. We refer to these expenses collectively as "total compensation." The maximum total compensation we pay to any broker-dealer firm in conjunction with policy sales in the first policy year is 99% of the target Premium plus 4% of any excess Premium. Gross renewal commissions will not exceed 4% of Premium in years two through ten and 1% in policy years 11 and thereafter.

We have the ability to customize the total compensation package of our broker-dealer firms. We may vary the form of compensation paid or the amounts paid as commission, expense allowance or marketing allowance; however, the total compensation will not exceed the maximum. Commission may also be paid as an asset-based amount instead of a premium based amount. If an asset-based commission is paid, it will not exceed 0.25% of the non-loaned Cash Value per year.

The actual amount and/or forms of total compensation we pay depends on factors such as the level of Premiums we receive from respective broker-dealer firms and the scope of services they provide. Some broker-dealer firms may not receive maximum total compensation.

Individual registered representatives typically receive a portion of the commissions/total compensation we pay, depending on their arrangement with their broker-dealer firm. If you would like to know the exact compensation arrangement associated with this product, you should consult your registered representative.

Revenue from Underlying Mutual Funds

The underlying mutual funds incur expense each time they sell, administer, or redeem their shares. Since the variable account purchases fund shares on behalf of all policy holders, it serves as a single shareholder of the fund. By processing aggregated policy owner transactions, we relieve the fund of the expenses of processing individual policy owner transactions. We also pay the costs of selling the policy as outlined in the preceding section. Sales of the policy benefits the funds by allowing policy owners to purchase interests in the Sub-Accounts, which then results in the variable account’s purchase of fund shares. We perform all of the accounting and recordkeeping for the Sub-Accounts, and pay any processing cost associated with the redemption of interests in the Sub-Accounts. The underlying mutual funds understand and acknowledge the value of these services we provide. Accordingly, the underlying mutual funds pay us (or our affiliates) a fee for some of the distribution and operational services that we provide (and related costs incurred). These payments may be made pursuant to an underlying mutual fund's 12b-1 plan, in which case they are deducted from underlying mutual fund assets. Alternatively, such payments may be made pursuant to service/administration or other similar agreements between the underlying mutual fund's adviser (or its affiliates) and us (or our affiliates), in which case payments are typically made from assets outside of the underlying mutual fund assets. In some cases, however, payments received may derive from sub-transfer agent fees or fees taken pursuant to administrative service plans adopted by the underlying mutual fund. In setting the charges for this policy, we considered the amount of these payments expected to be received from the underlying mutual funds. Without these payments, our charges would be expected to be higher. We include only funds in the variable account that make these payments for the services we provide.

To Allocate Net Premium And Sub-Account Valuation

When you apply for the policy, you choose how your Net Premium will be allocated among the available Sub-Accounts once the free look period expires. When this actually happens depends on the right to examine law of the state in which you live. Or you may choose to allocate all or a portion of your Net Premium to the fixed investment option, and we will allocate it when we receive it.

Based on the right to examine law, some states require that we refund the initial Premium if you exercise your right to cancel the policy. Others require that we return the Cash Value. If yours is a state that requires us to refund the initial Premium, we will hold the initial Net Premium in the available money market Sub-Account until the free-look period expires. Once your examination right ends, we will transfer the Variable Account Cash Value to your Sub-Account allocations in effect at the time of the transfer. If yours is a state that requires us to refund the Cash Value, we will allocate all of the initial Net Premium to the available money-market Sub-Account. On the next Valuation Period, we will allocate all of the Cash Value to the designated Sub-Accounts based on the allocation instructions in effect at that time. Any initial Net Premium designated to be allocated to fixed investment options will be so allocated immediately upon receipt.

Variable Investment Options

The variable investment options constitute the limitedly available mutual funds, and we have divided the separate account into an equal number of Sub-Account portfolios to account for your allocations. Each Sub-Account portfolio invests in a mutual fund that is registered with the SEC. (This registration does not involve the SEC's supervision of the management or investment practices or policies of these mutual funds.) The "Available Sub-Accounts" section identifies the available mutual funds, by name, investment type and adviser. Your choices and any changes will appear on the Policy Data Page.

Each Sub-Account portfolio’s assets are held separately from the assets of the other Sub-Account portfolios, and each Sub-Account portfolio has investment objectives and policies that are different from those of the other Sub-Account portfolios. Thus, each Sub-Account portfolio operates as a separate investment fund, and the income or losses of one Sub-Account portfolio generally have no effect on the Investment Experience of any other Sub-Account portfolio.

The Fixed Investment Option

The Net Premium you allocate to the fixed investment option is held in the fixed account, which is part of our general account. The general account contains all of our assets other than those in the separate accounts and funds the fixed investment option. These assets are subject to our general liabilities from business operations. The general account is used to support our insurance and annuity obligations. Any amounts in excess of the separate account liabilities are deposited into our general account. We bear the full investment risk for all amounts allocated to the fixed account.

We guarantee that the amounts you allocate to the fixed investment option will be credited interest daily at a net effective annual interest rate of no less than the stated interest crediting rate on the Policy Data Page. We will credit any interest in excess of the guaranteed interest crediting rate at our sole discretion. You assume the risk that the actual rate may not exceed the guaranteed interest crediting rate.

The amounts you allocate to the fixed investment option will not share in the investment performance of our general account. Rather, the investment income you earn on your allocations will be based on varying rates we set.

The general account is not subject to the same laws as the separate account, and the SEC has not reviewed the disclosures in this prospectus relating to the fixed account. However, information about the fixed account is subject to federal securities laws relating to the accuracy and completeness of the statements made by prospectus disclosure.

Interest rates are set at the beginning of each calendar quarter. You may receive a different interest rate depending on the rates in effect when you purchase the policy. The rate may also vary for Net Premiums versus a transfer of Accumulation Units from a Sub-Account portfolio. In honoring your request to transfer an amount out of the fixed account, we will do so on a last-in, first out basis (LIFO). Interest we credit to the fixed investment option may not increase the Cash Surrender Value enough to cover the policy’s charges. If not, the policy may Lapse. For more information, see "Lapse," beginning on page 31.

Allocation Of Net Premium And Cash Value

We allocate your Net Premium payments to Sub-Accounts or the fixed account per your instructions. Shares of the underlying mutual funds allocated to the Sub-Accounts are purchased at Net Asset Value, then converted into Accumulation Units. You must specify your Net Premium payments in whole percentages. The sum of allocations must equal 100%.

You may change the allocation of Net Premiums or may transfer Cash Value from one Sub-Account to another. Changes are subject to the terms and conditions imposed by each underlying mutual fund and those found in this prospectus. Net Premiums allocated to the fixed account at the time of application may not be transferred from the fixed account prior to the first policy anniversary (see "Fixed Account Transfers”).

When Accumulation Units Are Valued

We will price Accumulation Units on any day the New York Stock Exchange (NYSE) is open for business, unless we are closed.

We will not price Accumulation Units on these recognized holidays:

• New Year's Day

• Martin Luther King, Jr. Day

• Presidents’ Day

• Good Friday

• Memorial Day

• Independence Day

• Labor Day

• Thanksgiving

• Christmas.

In addition, we will not price Accumulation Units if:

• trading on the New York Stock Exchange is restricted;

• an emergency exists making disposal or valuation of securities held in the separate account impracticable; or

• the SEC, by order, permits a suspension or postponement for the protection of security holders.

SEC rules and regulations govern when the conditions described above exist. Any transaction you try to effect when we are closed will not happen until the next day the NYSE and we are both open for business.

We will process transactions we receive after the close of the NYSE on the next Valuation Period that we are open.

How Investment Experience Is Determined

Though the number of Accumulation Units will not change as a result of Investment Experience, changes in the net investment factor, as described below, may cause the value of an Accumulation Unit to increase or decrease from Valuation Period to Valuation Period. Changes in the net investment factor may not be directly proportional to changes in the NAV of the mutual fund shares.

We determine the change in Sub-Account values at the end of a Valuation Period. The Accumulation Unit value for a Valuation Period is determined by multiplying the Accumulation Unit value as of the prior Valuation Period by the net investment factor for the Sub-Account for the current Valuation Period.

We determine the net investment factor for any Valuation Period by dividing (a) by (b) and subtracting (c) from the result where:

(a) is the sum of:

1.	the NAV per share of the mutual fund held in the Sub-Account as of the end of the current Valuation Period; and

2.	the per share amount of any dividend or income distributions made by the mutual fund (if the date of the dividend or income distribution occurs during the current Valuation Period).

(b) is the NAV per share of the mutual fund determined as of the end of the immediately preceding Valuation Period.

(c)
is a factor representing the daily mortality and expense risk charge. This factor is equal to an annualized rate of 0.80% of the daily net assets of the variable account. Each policy anniversary starting on the 10th, the mortality and expense risk charge is reduced to an annualized rate of 0.50% of the daily net assets of the variable account if the Cash Surrender Value is $25,000 or more each anniversary. For policies issued in New York, the charge is reduced regardless of the Cash Surrender Value on each anniversary.

Cash Value

The policy has a Cash Value. There is no guaranteed Cash Value. Rather, it will be based on the values, and vary with the Investment Experience of the Sub-Account portfolios to which you have allocated Net Premium, as well as the values of, and any daily crediting of interest to, the policy loan (if you have taken a policy loan) and fixed accounts. It will also vary because we deduct the policy's periodic charges from the Cash Value. So, if the policy's Cash Value is part of the Death Benefit option you have chosen, then your Death Benefit will fluctuate.

We will determine the value of the assets in the separate account at the end of each Valuation Period. We will determine the Cash Value at least monthly. To determine the number of Accumulation Units credited to each Sub-Account, we divide the net amount you allocate to the Sub-Account by the Accumulation Unit value for the Sub-Account (using the next Valuation Period following when we receive the Premium).

If you surrender part or all of the policy, we will deduct a number of Accumulation Units from the separate account and an amount from the fixed account that corresponds to the surrendered amount. Thus, your policy’s Cash Value will be reduced by the surrendered amount. Similarly, when we assess charges or deductions, a number of Accumulation Units from the separate account and an amount from the fixed account that corresponds with the charge or deduction will be deducted from the policy’s Cash Value. We make these deductions in the same proportion that your interests in the separate account and the fixed account bear to the policy’s total Cash Value.

The Cash Value in the policy loan and fixed accounts will be credited interest daily at the guaranteed minimum annual effective rate stated on the Policy Data Page. For there to be Cash Value in the policy loan account, you must have taken a policy loan. We may decide to credit interest in excess of the guaranteed minimum annual effective rate. For the fixed account, we will guarantee the current rate in effect through the end of the calendar quarter. Upon request, we will inform you of the current applicable rates for each account. For more information, see "The Fixed Investment Option," beginning on page 25 and "Policy Loan Interest," beginning on page 22.

On any date during the policy year, the Cash Value equals the Cash Value on the preceding Valuation Period, plus any Net Premium applied since the previous Valuation Period, minus any policy charges, plus or minus any investment results, and minus any partial surrenders.

Dollar Cost Averaging

You may elect to participate in a dollar cost averaging program. Dollar cost averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations, which will promote a more stable Cash Value and Death Benefit over time. The strategy spreads the allocation of your Premium among the Sub-Account portfolios and the fixed investment option over a period of time to allow you to potentially reduce the risk of investing most of your Premium into the Sub-Accounts at a time when prices are high. There is no charge for dollar cost averaging, but it does count as a transfer event. For more information regarding transfer events, see "Modes To Make A Transfer," beginning on page 15.

On a monthly basis (or another frequency we may permit), a specified dollar amount of your Premium is systematically and automatically transferred from the fixed account and the following Sub-Accounts: GVIT Gartmore GVIT Government Bond Fund: Class I, GVIT Gartmore GVIT Money Market Fund: Class I and the Neuberger Berman Advisers Management Trust - AMT Limited Maturity Bond Portfolio: I Class. Dollar cost averaging transfers may not be directed to the fixed account.

We will continue to process transfers until there is no more value left in the fixed account or the originating mutual fund(s). You may also instruct us in writing to stop the transfers. If you have Premium transferred from the fixed account, the amount must be no more than 1/30th of the fixed account value at the time you elect to participate in the program. Either you elect to participate in the dollar cost averaging program upon application or by submitting an election form before the beginning of the month.

A dollar cost averaging program may not be available in all states. We do not assure the success of these strategies; success depends on market trends. We cannot guarantee that dollar cost averaging will result in a profit or protect against loss. You should carefully consider your financial ability to continue these programs over a long enough period of time to purchase Accumulation Units when their value is low, as well as when their value is high. We may modify, suspend or discontinue these programs at any time. We will notify you in writing 30 days before we do so.

The Death Benefit

Calculation Of The Death Benefit Proceeds

We will calculate the Death Benefit and pay it to the beneficiary when we receive at our Home Office proof that the Insured has died, as well as other customary information. We will not dispute the payment of the Death Benefit after the policy has been In Force during the Insured’s lifetime for two years from the Policy Date. The Death Benefit may be subject to an adjustment if you make an error or misstatement upon application, or if the Insured dies by suicide.

While the policy is In Force, the Death Benefit will never be less than the Specified Amount. The Death Benefit will depend on which option you have chosen and the tax test you have elected, as discussed in greater detail below. Also, the Death Benefit may vary with the Cash Value of the policy, which will depend on investment performance and take into account any insurance provided by Riders, as well as outstanding Indebtedness and any due and unpaid monthly deductions that accrued during a Grace Period.

Death Benefit Options

There are two Death Benefit options under the policy. You may choose one.

If you do not choose one of the following Death Benefit options, we will assume that you intended to choose Death Benefit Option One.

Option One

The Death Benefit will be the greater of the Specified Amount or the applicable percentage of Cash Value. Under Option One, the amount of the Death Benefit will ordinarily not change for several years to reflect investment performance and may not change at all. If investment performance is favorable, the amount of Death Benefit may increase. To see how and when investment performance may begin to affect Death Benefits, please see the illustrations.

Option Two

The Death Benefit will be the greater of the Specified Amount plus the Cash Value as of the date of death or the applicable percentage of Cash Value, and will vary directly with investment performance.

In connection with both Death Benefit options, the term "applicable percentage" means:

(1)  250% when the Insured is Attained Age 40 or less at the beginning of a policy year; and

(2)  when the Insured is above Attained Age 40, the percentage shown in the "Applicable Percentage of Cash Value Table."

Applicable Percentage of Cash Value Table

Attained Age	Percentage of Cash Value	Attained Age	Percentage of Cash Value	Attained Age	Percentage of Cash Value
0-40	250%	60	130%	80	105%
41	243%	61	128%	81	105%
42	236%	62	126%	82	105%
43	229%	63	124%	83	105%
44	222%	64	122%	84	105%

45	215%	65	120%	85	105%
46	209%	66	119%	86	105%
47	203%	67	118%	87	105%
48	197%	68	117%	88	105%
49	191%	69	116%	89	105%

50	185%	70	115%	90	105%
51	178%	71	113%	91	104%
52	171%	72	111%	92	103%
53	164%	73	109%	93	102%
54	157%	74	107%	94	101%

55	150%	75	105%	95	101%
56	146%	76	105%
57	142%	77	105%
58	138%	78	105%
59	134%	79	105%

The Minimum Required Death Benefit

The policy has a Minimum Required Death Benefit. The Minimum Required Death Benefit is the lowest Death Benefit that will qualify the policy as life insurance under Section 7702 of the Code.

The tax tests for life insurance generally require that the policy have a significant element of life insurance and not be primarily an investment vehicle. At the time we issue the policy, you irrevocably elect one of the following tests to qualify the policy as life insurance under Section 7702 of the Code:

• the cash value accumulation test; or

• the guideline premium/cash value corridor test.

If you do not elect a test, we will assume that you intended to elect the guideline premium/cash value corridor test.

The cash value accumulation test determines the Minimum Required Death Benefit by multiplying the Cash Value by a percentage described in the federal tax regulations. The percentages depend upon the Insured's age, sex, and underwriting classification. Under the cash value accumulation test, there is no limit to the amount that may be paid in Premiums as long as there is sufficient Death Benefit in relation to the Cash Value at all times.

The guideline premium/cash value corridor test determines the Minimum Required Death Benefit by comparing the Death Benefit to an applicable percentage of the Cash Value. These percentages are set out in the Code, but the percentage varies only by the Attained Age of the Insured.

Regardless of which test you elect, we will monitor compliance to ensure that the policy meets the statutory definition of life insurance for federal tax purposes. As a result, the Proceeds payable under a policy should be excludable from gross income of the beneficiary for federal income tax purposes. We may refuse additional Premium payments or return Premium payments to you so that the policy continues to meet the Code's definition of life insurance.

Changes In The Death Benefit Option

After the first year from the Policy Date, you may elect to change the Death Benefit option under the policy from either Option One to Option Two, or from Option Two to Option One. We will permit only one change of Death Benefit option per policy year. The effective date of a change will be the monthly anniversary date following the date we approve the change.

Upon effecting a Death Benefit option change, we will adjust the Specified Amount so that the Net Amount At Risk remains the same. The policy’s charges going forward will be based on the adjusted Specified Amount causing the charges to be higher or lower than they were prior to the change. We will refuse a Death Benefit option change that would reduce the

Specified Amount to a level where the Premium you have already paid would exceed any premium limit under the tax tests for life insurance.

If Option One is changed to Option Two, policy charges will decrease. If Option Two is changed to Option One, policy charges will increase.

Where the policy owner has selected the guideline premium/cash value corridor test, a change in Death Benefit option will not be permitted if it results in the total Premiums paid exceeding the maximum premium limitations under Section 7702 of the Code.

Suicide

If the Insured dies by suicide, while sane or insane, within two years from the Policy Date, we will pay no more than the sum of the Premiums paid, less any Indebtedness and any partial surrenders. Similarly, if the Insured dies by suicide, while sane or insane, within two years from the date we accept an application for an increase in the Specified Amount, we will pay no more than the Death Benefit associated with the initial Specified Amount, plus the cost of insurance charges associated with the increase in Specified Amount.

Surrenders

Full Surrender

You may surrender the policy for the Cash Surrender Value at any time while the Insured is alive. We calculate the Cash Surrender Value based on the policy's Cash Value. For more information, see "Cash Value," beginning on page 26. To derive the Cash Surrender Value, we will deduct from the Cash Value Indebtedness and the surrender charge. The effective date of a surrender will coincide with the date on which we receive the policy and your written request at our Home Office. We reserve the right to postpone payment of that portion of the Cash Surrender Value attributable to the fixed account for up to six months.

Partial Surrender

You may request, in writing to our Home Office, a partial surrender of the policy’s Cash Surrender Value at any time after it has been In Force for one year from the Policy Date. Currently, we do not charge a surrender fee for partial surrenders.

Partial surrenders are permitted if they satisfy the following requirements:

(1) the minimum amount of any partial surrender is $500;

(2) partial surrenders may not reduce the specified amount to less than $50,000;

                (3) after a partial surrender, the Cash Surrender Value is greater than $500 or an amount equal to three times the current monthly deduction if higher;

                (4) maximum total partial surrenders in any policy year are limited to 10% of the total net Premium payments applied to the policy. Currently, this requirement is waived beginning in the 15th year if the Cash Surrender Value is $10,000 or more after the withdrawal; and

                (5) after the partial surrender, the policy continues to qualify as life insurance under Section 7702 of the Code.

When a partial surrender is made, the Cash Value will be reduced by the amount of the partial surrender. Under Death Benefit Option One, the Specified Amount is reduced by the amount of the partial surrender, unless the Death Benefit is based on the applicable percentage of Cash Value. In that case, a partial surrender will decrease the Specified Amount proportionally based on the applicable percentage of Cash Value by the amount the partial surrender exceeds the difference between the Death Benefit and Specified Amount.

Partial surrenders may be subject to income tax penalties. They could also cause your policy to become a "modified endowment contract" under the Code, which could change the income tax treatment of any distribution from the policy. For more information, see "Periodic Withdrawals, Non-Periodic Withdrawals And Loans," beginning on page 33.

Reduction Of Specified Amount On A Partial Surrender

We will reduce the Cash Value of the policy by the amount of any partial surrender in the same proportion as how you have allocated Cash Value among the Sub-Accounts. We will only reduce the Cash Value attributable to the fixed account when that of the Sub-Accounts is insufficient to cover the amount of the partial surrender.

When you take a partial surrender, we will reduce the Specified Amount to ensure that the Net Amount At Risk does not increase. Because your Net Amount At Risk is the same before and after the reduction, a partial surrender by itself does not alter the policy’s cost of insurance. The policy’s charges going forward will be based on a new Specified Amount that will change the calculation of those charges. Depending on changes in variables such as the Cash Value, these charges may increase or decrease after the reduction in Specified Amount.

Any reduction we make to the Specified Amount will be made in the following order:

• against the most recent increase in the Specified Amount;

• against the next most recent increases in the Specified Amount in succession; and

• against the Specified Amount under the original application.

Income Tax Withholding

Federal law requires Nationwide to withhold income tax from any portion of surrender proceeds subject to tax. Nationwide will withhold income tax unless the policy owner advises Nationwide, in writing, of his or her request not to withhold. If a policy owner requests that taxes not be withheld, or if the taxes withheld are insufficient, the policy owner may be liable for payment of an estimated tax. Policy owners should consult a tax advisor.

In certain employer-sponsored life insurance arrangements, including equity split dollar arrangements, participants may be required to report for income tax purposes, one or more of the following:

(1) the value each year of the life insurance protection provided;

(2) an amount equal to any employer-paid premiums; or

(3) some or all of the amount by which the current value exceeds the employer’s interest in the policy.

Participants should consult with the sponsor or the administrator of the plan, and/or with their personal tax or legal advisor, to determine the tax consequences, if any, of their employer-sponsored life insurance arrangements.

Policy Loans

While the policy is In Force, you may take an advance of money from the Cash Value at any time after the first policy year using the policy as security. We call this advance a policy loan. You must make your request in writing at our Home Office. You may increase your risk of Lapse if you take a policy loan. There also may be adverse tax consequences. You should obtain competent tax advice before you decide to take a policy loan.

Loan Amount And Interest

The minimum policy loan you may take is $200. Maximum policy Indebtedness is limited to 90% of the Cash Value of the variable account, less any surrender charges, less interest due on the next policy anniversary.

For policies issued in Texas, maximum policy Indebtedness is limited to 90% of the Cash Value in the Sub-Accounts and 100% of the Cash Value in the fixed account, less surrender charges and interest due on the next policy anniversary. For more information, see "Full Surrender," beginning on page 29. We charge interest, at the maximum guaranteed rate of 6% per annum, on the amount of an outstanding loan, which will accrue daily and be payable at the end of each year from the Policy Date. If left unpaid, we will add the interest to the loan amount.

Collateral And Interest

As collateral or security, we will transfer a corresponding amount of Cash Value from each Sub-Account to the loan account in the same proportion as your Sub-Account allocations, unless you instruct otherwise. We will only make a transfer from the fixed investment option when sufficient amounts are not available in the Sub-Accounts. The amount taken out of the variable account will not be affected by the variable account's Investment Experience while the loan is outstanding.

Currently, policy loans are credited with an annual effective rate of 5.1% during policy years 2 through 14 and an annual effective rate of 6% during the 15th and subsequent policy years. Nationwide guarantees the rate will never be lower than 5.1%. Nationwide may change the current interest crediting rate on policy loans at any time at its sole discretion.

Amounts transferred to the policy loan account will earn interest daily from the date of transfer. The earned interest is transferred from the policy loan account to the variable account or the fixed account on each policy anniversary, at the time a new loan is requested or at the time of loan repayment. The earned interest will be allocated according to the fund allocation factors in effect at the time of the transfer.

If it is determined that such loans will be treated, as a result of the differential between the interest crediting rate and the loan interest rate, as taxable distributions under any applicable ruling, regulation, or court decision, Nationwide retains the right to increase the net cost (by decreasing the interest crediting rate) on all subsequent policy loans to an amount that would result in the transaction being treated as a loan under federal tax law.

Repayment

You may repay all or part of a policy loan at any time while your policy is In Force during the Insured’s lifetime. The minimum repayment is $50. Interest on the loan amount will be due and payable at the end of each year from the Policy Date or at the time of loan repayment. If left unpaid, we will add it to the loan amount by transferring a corresponding amount of Cash Value from each Sub-Account to the loan account in the same proportion as your Sub-Account allocations. While your policy loan is outstanding, we will continue to treat any payments that you make as a Premium payment, unless you instruct otherwise. Similarly, we will apply a loan repayment in the same proportion as your current Sub-Account allocations, unless you instruct otherwise. Specific instructions for repayment procedures are provided at the time of a policy loan.

Net Effect Of Policy Loans

We will charge interest on the loan amount at the same time as the collateral amount will be credited interest. In effect, we will net the loan amount interest rate against the interest crediting rate, so that your actual cost of a policy loan will be less than the loan amount interest rate. For more information, see "In Summary: Fee Tables," in particular, the footnotes, beginning on page 5. Nevertheless, keep in mind that the Cash Value we transferred to the loan account will neither be affected by the Investment Experience of the Sub-Account portfolios, nor credited with the interest rates accruing on the fixed account. Whether repaid, a policy loan will affect the policy, the net Cash Surrender Value and the Death Benefit. If your total Indebtedness ever exceeds the policy's Cash Value, your policy may Lapse. Repaying a policy loan will cause the Death Benefit and net Cash Surrender Value to increase accordingly.

The amount transferred to the loan account will neither be affected by the Investment Experience of the Sub-Accounts, nor will it be credited with the same interest rates credit to fixed investment option allocations. Even if it is repaid, a policy loan will affect the policy, the Cash Surrender Value and the Death Benefit. If your total indebtedness ever exceeds the policy’s Cash Value, your policy may lapse.

Lapse

The policy is at risk of Lapsing when the Cash Surrender Value is insufficient to cover the monthly deduction of periodic charges. There is a Grace Period before your policy will Lapse. Also, you may reinstate a policy that has Lapsed, subject to conditions.

Grace Period

We will send you a notice when the Grace Period begins. The notice will state an amount of Premium required to avoid Lapse that is equal to four times the current monthly deductions. If you do not pay this Premium within 61 days, the policy and all Riders will Lapse. The Grace Period will not alter the operation of the policy or the payment of Proceeds.

The policies will not Lapse during the first three policy years provided that on each monthly anniversary date (1) is greater than or equal to (2), where:

(1) is the sum of all Premiums paid to date minus any policy Indebtedness, minus any partial surrenders; and

(2) is the sum of monthly Premiums required since the Policy Date, including the monthly minimum Premium for the current monthly anniversary date.

If (1) is less than (2) and the Cash Surrender Value is less than zero, a Grace Period of 61 days from the monthly anniversary day will be allowed for the payment of sufficient Premium to satisfy the minimum Premium requirement. If sufficient Premium is not paid by the end of the Grace Period, the policy will Lapse without value. In any event, the policy will not Lapse as long as there is a positive Cash Surrender Value.

Beginning with the fourth policy year, if the Cash Surrender Value on a monthly anniversary day is not sufficient to cover the current policy charges, a Grace Period of 61 days from the monthly anniversary day will be allowed for the payment of sufficient Premium to cover the current policy charges due, plus an amount equal to three times the current monthly deduction.

Reinstatement

You may reinstate a Lapsed policy by:

•	submitting a written request at any time within three years after the end of the Grace Period and prior to the Maturity Date; and

•	providing further evidence of insurability we may require that is satisfactory to us; and

•	paying an amount of Premium equal to the minimum monthly Premiums missed since the beginning of the Grace Period, if the policy terminated in the first 3 policy years; or

•	paying sufficient Premium to cover all policy charges that were due and unpaid during the Grace Period if the policy terminated in the fourth or later policy year; and

•	paying sufficient Premium to keep the policy In Force for three months from the date of reinstatement; and

•	paying or reinstating any Indebtedness against the policy which existed at the end of the Grace Period.

At the same time, you may also reinstate any Riders, but subject to evidence of insurability satisfactory to us.

The effective date of a reinstated policy, including any Riders, will be the monthly anniversary date on or next following the date we approve the application for reinstatement. If the policy is reinstated, the Cash Value on the date of reinstatement, will be set equal to the lesser of:

• the Cash Value at the end of the Grace Period; or

• the surrender charge for the year from the Policy Date in which the policy was reinstated.

We will then add any Premiums or loan repayments that you made to reinstate the policy.

The allocations to the Sub-Accounts in effect at the start of the Grace Period will be reinstated, unless you provide otherwise.

Taxes

The tax treatment of life insurance policies under the Code is complex and the tax treatment of your policy will depend on your particular circumstances. Seek competent tax advice regarding the tax treatment of the policy given your situation. The following discussion provides an overview of the Code’s provisions relating to certain common life insurance policy transactions. It is not and cannot be comprehensive, and it cannot replace personalized advice provided by a competent tax professional.

Types Of Taxes Of Which To Be Aware

Federal Income Tax. Generally, the United States assesses a tax on income which is broadly defined to include all items of income from whatever source, unless specifically excluded. Certain expenditures can reduce income for tax purposes and correspondingly the amount of tax payable. These expenditures are called deductions. While there are many more income tax concepts under the Code, the concepts of "income" and "deduction" are the most fundamental to the federal income tax treatment that pertains to this policy.

Federal Transfer Tax. In addition to the income tax, the United States also assesses a tax on some or all of the value of certain transfers of wealth made by gift while a person is living (the federal gift tax), and by bequest or otherwise at the time of a person’s death (the federal estate tax).

The federal gift tax is imposed on the value of the property (including cash) transferred by gift. Each donor is allowed to exclude an amount (in 2006, up to $12,000 per recipient) from the value of the gift. In addition, each donor is allowed a credit against the first million dollars in lifetime gifts (calculated after taking into account the $12,000 exclusion amount). An unlimited marital deduction may be available for certain lifetime gifts made by the donor to the donor’s spouse. Unlike the estate tax, the gift tax is not scheduled to be repealed.

In general, in 2006, an estate of less than $2,000,000 (inclusive of certain pre-death gifts) will not incur a federal estate tax liability. The $2 million amount increases to $3.5 million in 2009. The federal estate tax (but not the federal gift tax) is scheduled to be repealed effective after 2009; however, unless Congress acts to make that repeal permanent, the estate tax is scheduled to be reinstated with respect to decedents who die after December 31, 2010. If the estate tax is reinstated and Congress has not acted further, the size of estates that will not incur an estate tax will revert to $1 million.

An unlimited marital deduction may be available for federal estate tax purposes for certain amounts that pass to the surviving spouse.

If the transfer is made to someone two or more generations younger than the transferor, the transfer may be subject to the federal generation-skipping transfer tax ("GSTT"). The GSTT provisions generally apply to the same transfers that are subject to estate or gift taxes. The tax is imposed at a flat rate equal to the maximum estate tax rate (for 2006, 46%, which will decrease again in 2007, when it will be 45%), and there is a provision for an aggregate $1 million exemption. The GSTT tax is scheduled to be repealed effective after 2009; however, unless Congress acts to make that repeal permanent, the GSTT tax is scheduled to be reinstated on January 1, 2011 at a rate of 55%.

State and Local Taxes. State and local estate, inheritance, income and other tax consequences of ownership or receipt of Policy Proceeds depend on the circumstances of each policy owner or beneficiary. While these taxes may or may not be substantial in your case, the specific nature of these taxes preclude a useful description of them in this prospectus.

Buying The Policy

Federal Income Tax. Generally, the Code treats life insurance Premiums as a personal expense. This means that under the general rule you cannot deduct from your taxable income the Premiums paid to purchase the policy.

Federal Transfer Tax. Generally, the Code treats the payment of Premiums on a life insurance policy as a gift when the Premium payment benefits someone else (such as where the premium is paid by someone other than the policy owner). Gifts are not generally included in the recipient’s taxable income. If you (whether or not you are the Insured) transfer ownership of the policy to another person, the transfer may be subject to a federal gift tax.

Investment Gain In The Policy

The income tax treatment of changes in the policy’s Cash Value depends on whether the policy is "life insurance" under the Code. If the policy meets the definition of life insurance, then the increase in the policy’s Cash Value is not included in your taxable income for federal income tax purposes unless it is distributed to you before the death of the insured.

To qualify as life insurance, the policy must meet certain tests set out in Section 7702 of the Code. In addition to meeting the tests required under Section 7702, Section 817(h) of the Code requires that the investments of the separate account be adequately diversified. Regulations under Code Section 817(h) provide that a variable life policy that fails to satisfy the diversification standards will not be treated as life insurance unless such failure was inadvertent, is corrected, and the policy owner or the issuer pays an amount to the IRS. If the failure to diversify is not corrected, the income and gain in the contract will be treated as taxable ordinary income for federal income taxes.

Representatives of the IRS have informally suggested, from time to time, that the number of underlying mutual funds available or the number of transfer opportunities available under a variable product may be relevant in determining whether the product qualifies for the desired tax treatment. In 2003, the IRS issued formal guidance, in Revenue Ruling 2003-91, that indicate that if the number of underlying mutual funds available in a variable insurance product does not exceed twenty, the number of funds alone would not cause the policy to not qualify for the desired tax treatment. The IRS has also indicated that exceeding 20 investment options may be considered a factor, along with other factors including the number of transfer opportunities available under the policy, when determining whether the policy qualifies for the desired tax treatment. The revenue ruling did not indicate the number of fund options, if any, that would cause the policy to not provide the desired tax treatment. Should the U.S. Secretary of the Treasury issue additional rules or regulations limiting the number of underlying mutual funds, transfers between underlying mutual funds, exchanges of underlying mutual funds or changes in the investment objectives of underlying mutual funds such that the policy would no longer qualify as life insurance under Section 7702 of the Code, we will take whatever steps are available to remain in compliance.

We will monitor compliance with the Code Section 817(h) and the regulations applicable to Section 817(h) and, to the extent necessary, will change the objectives or assets of the Sub-Account investments to remain in compliance. We will also monitor the Policy’s compliance with Code Section 7702. Thus, the policy should receive federal income tax treatment as life insurance.

Periodic Withdrawals, Non-Periodic Withdrawals And Loans

The tax treatment described in this section applies to withdrawals and loans you choose to take from the policy. It also applies to Premiums we accept but then return to meet the Code's definition of life insurance.

The income tax treatment of distributions of cash from the policy depends on whether the policy is also a "modified endowment contract" under the Code. Generally, the income tax consequences of owning a life insurance contract that is not a modified endowment contract are more advantageous than the tax consequences of owning a life insurance contract that is a modified endowment contract.

The policies offered by this prospectus may or may not be issued as modified endowment contracts. If a contract is issued as a modified endowment contract, it will always be a modified endowment contract. A contract that is not issued as a modified endowment contract can become a modified endowment contract due to subsequent transactions with respect to the contract, such as payment of additional Premiums.

When the Policy is Life Insurance that is a Modified Endowment Contract. Section 7702A of the Code defines modified endowment contracts as those life insurance policies issued or materially changed on or after June 21, 1988 on which the total Premiums paid during the first seven years exceed the amount that would have been paid if the policy provided for paid up benefits after seven level annual Premiums. Under certain conditions, a policy may become a modified endowment contract, or may become subject to a new 7 year testing period as a result of a "material change" or a "reduction in benefits" as defined by Section 7702A(c) of the Code.

The Code provides special rules for the taxation of surrenders, partial surrenders, loans, collateral assignments and other pre-death distributions from modified endowment contracts. Under these special rules, such transactions are taxable to the extent that, at the time of the transaction, the Cash Value of the policy exceeds the Premiums previously paid into the policy. In addition, a 10% tax penalty generally applies to the taxable portion of such distributions unless the policy owner is over age 59½ or disabled or the distribution is part of a series of substantially equal periodic payments as defined in the Code.

When the Policy is Life Insurance that is NOT a Modified Endowment Contract. If the policy is not issued as a modified endowment contract, Nationwide will monitor Premiums paid and will notify the policy owner when the policy is in jeopardy of becoming a modified endowment contract. If a policy is not a modified endowment contract, a cash distribution during the first 15 years after a policy is issued which causes a reduction in Death Benefits may still become fully or partially taxable to the policy owner pursuant to Section 7702(f)(7) of the Code. You should carefully consider this potential tax ramification and seek further information before initiating any changes in the terms of the policy.

Distributions from life insurance contracts that are not modified endowment contracts are treated as being from the Premiums paid into the contract, and then from the income in the contract. Because Premium payments are generally nondeductible, distributions not in excess of aggregate Premium payments are generally not includible in income; instead, they reduce the owner’s "cost basis" in the contract. In addition, a loan from life insurance contracts that are not modified endowment contracts are not taxable when made, although it can be treated as a distribution if it is forgiven during the owner’s lifetime. Contracts that are not modified endowment contracts are not subject to the 10% early distribution penalty tax.

Surrender Of The Policy

A full surrender or cancellation of the policy by Lapse or the maturity of the policy on its Maturity Date may have adverse tax consequences. If the amount you receive plus total policy Indebtedness exceeds the Premiums paid into the policy, then the excess generally will be treated as taxable income, regardless of whether or not the policy is a modified endowment contract. In certain circumstances, for example, when the policy indebtedness is very large, the amount of tax could exceed the amount distributed to you at surrender.

Withholding

Distributions of income from a life insurance policy, including a life insurance policy that is a modified endowment contract, are subject to federal income tax withholding. Generally, the recipient may elect not to have the withholding taken from the distribution. We will withhold income tax unless you advise us, in writing, of your request not to withhold. If you request that taxes not be withheld, or if the taxes withheld are insufficient, you may be liable for payment of an estimated tax.

A distribution of income from a contract may be subject to mandatory back-up withholding. Mandatory backup withholding means we are required to withhold taxes on a distribution, at the rate established by Section 3406 of the Code, and the recipient cannot elect to receive the entire distribution at once. Mandatory backup withholding may arise if we have not been provided a taxpayer identification number, or if the IRS notifies us that back-up withholding is required.

In certain employer-sponsored life insurance arrangements, participants may be required to report for income tax purposes, one or more of the following:

• the value each year of the life insurance protection provided;

• an amount equal to any employer-paid Premiums;

• some or all of the amount by which the current value exceeds the employer’s interest in the policy; or

• interest that is deemed to have been forgiven on a loan that was deemed to have been made by the employer.

Participants in an employer sponsored plan relating to this policy should consult with the sponsor or the administrator of the plan, and/or with their personal tax or legal adviser, to determine the tax consequences, if any, of their employer-sponsored life insurance arrangements.

Exchanging The Policy For Another Life Insurance Policy

Generally, you will pay taxes on amounts that you receive in excess of your Premium payments when you completely surrender the policy. If, however, you exchange the policy for another life insurance policy, modified endowment contract or annuity contract, you will not be taxed on the excess amount if the exchange meets the requirements of Code Section 1035. To meet Section 1035 requirements, the Insured named in the policy must be the Insured for the new policy or contract and the new policy or contract cannot extend the Maturity Date of the policy or otherwise delay a distribution that would extend when tax would be due.

Generally, the new policy or contract will be treated as having the same issue date and tax basis as the old contract. If the contract is subject to policy indebtedness, which is discharged as part of the exchange transaction, the discharge of the indebtedness may be taxable. Owners should consult with their personal tax or legal advisors in structuring any policy exchange transaction.

Taxation Of Death Benefits

Federal Income Tax. The Death Benefit is generally excludable from the beneficiary's gross income under Section 101 of the Code. However, if the policy is transferred to a new policy owner for valuable consideration, a portion of the Death Benefit may be includable in the beneficiary’s gross income when it is paid.

Federal Transfer Taxes. When the Insured dies, the Death Benefit will generally be included in the Insured's federal gross estate if: (1) the Proceeds were payable to or for the benefit of the Insured's estate; or (2) the Insured held any "incident of ownership" in the policy at death or at any time within three years of death. An incident of ownership, in general, is any right that may be exercised by the policy owner, such as the right to borrow on the policy or the right to name a new beneficiary.

If the beneficiary is two or more generations younger than the Insured, the Death Benefit may be subject to the GSTT. Pursuant to regulations issued by the U.S. Secretary of the Treasury, we may be required to withhold a portion of the Proceeds and pay them directly to the IRS as the GSTT liability.

If the policy owner is not the Insured or a beneficiary, payment of the Death Benefit to the beneficiary will be treated as a gift to the beneficiary from the policy owner.

Terminal Illness

Certain distributions made under a policy on the life of a “terminally ill individual” or a “chronically ill individual,” as those terms are defined in the Code, are treated as death proceeds. These distributions from the policy are subject to the death benefit rules of Section 101 of the Code.

Special Considerations for Corporations

Section 264 of the Code imposes a number of limitations on the interest and other business deductions that may otherwise be available to businesses that own life insurance policies. In addition, the premium paid by a business for a life insurance policy is not deductible as a business expense or otherwise if the business is directly or indirectly a beneficiary of the policy.

For purposes of the alternative minimum tax ("AMT") that may be imposed on corporations, the Death Benefit from a life insurance policy, even though excluded from gross income for normal tax purposes, is included in "adjusted current earnings" for AMT purposes. In addition, although increases to the Cash Surrender Value of a life insurance policy are generally excluded from gross income for normal income tax purposes, such increases are included in adjusted current earnings for income tax purposes.

Due to the complexity of these rules, and because they are affected by your facts and circumstances, you should consult with legal and tax counsel and other competent advisers regarding these matters.

Federal appellate and trial courts have examined the economic substance of transactions involving life insurance policies owned by corporations. These cases involved relatively large loans against the policy’s Cash Value as well as tax deductions for the interest paid on the policy loans by the corporate policy owner to the insurance company. Under the particular factual circumstances in these cases, the courts determined that the corporate policy owners should not have taken tax deductions for the interest paid. Accordingly, the court determined that the corporations should have paid taxes on the amounts deducted. Corporations should consider, in consultation with tax professionals familiar with these matters, the impact of these decisions on the corporation’s intended use of the policy.

Taxes And The Value Of Your Policy

For federal income tax purposes, the separate account is not a separate entity from Nationwide Life Insurance Company. Thus, the tax status of the separate account is not distinct from our status as a life insurance company. Investment income and realized capital gains on the assets of the separate account are reinvested and taken into account in determining the value of Accumulation Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the policies.

At present, we do not expect to incur any federal income tax liability that would be chargeable to the Accumulation Units. Based upon these expectations, no charge is currently being made against your Accumulation Units in the separate account for federal income taxes. If, however, we determine that taxes may be incurred, we reserve the right to assess a charge for taxes.

We may also incur state and local taxes (in addition to those described in the discussion of the Premium Taxes) in several states. At present, these taxes are not significant. If they increase, however, charges for such taxes may be made that would decrease the value of your Accumulation Units in the separate account.

Non-Resident Aliens and Other Persons Who are not Citizens of the United States

Special income tax laws and rules apply to non-resident aliens of the United States, including certain withholding requirements with respect to pre-death distributions from the policy. In addition, foreign law may impose additional taxes on the policy, the Death Benefit, or other distributions and/or ownership of the policy.

In addition, special gift, estate and GSTT laws and rules may apply to non-resident aliens, and to transfers to persons who are not citizens of the United States, including limitations on the material deduction if the surviving or donee spouse is not a citizen of the United States.

If you are a non-resident alien, or a resident alien, or if any of your beneficiaries (including your spouse) are not citizens of the United States, you should confer with a competent tax professional with respect to the tax treatment of this policy.

Tax Changes

The foregoing discussion, which is based on our understanding of federal tax laws as currently interpreted by the IRS, is general and is not intended as tax advice.

The Code has been subjected to numerous amendments and changes, and it is reasonable to believe that it will continue to be revised. The United States Congress has, in the past, considered numerous legislative proposals that, if enacted, could change the tax treatment of the policies. It is reasonable to believe that such proposals, and future proposals, may be enacted into law. The U.S. Treasury Department may amend existing regulations, issue new regulations, or adopt new interpretations of existing law that may be at variance with its current positions on these matters. In addition, current state law (which is not discussed herein), and future amendments to state law, may affect the tax consequences of the policy.

If you, the Insured, the beneficiary or other person receiving any benefit or interest in or from the policy is not both a resident and citizen of the United States, there may be a tax imposed by a foreign country that is in addition to any tax imposed by the United States. The foreign law (including regulations, rulings, and case law) may change and impose additional taxes on the policy, payment of the Death Benefit, or other distributions and/or ownership of the policy, or a treaty may be amended and all or part of the favorable treatment may be eliminated.

Any or all of the foregoing may change from time to time without any notice, and the tax consequences arising out of a policy may be changed retroactively. There is no way of predicting if, when, or to what extent any such change may take place. We make no representation as to the likelihood of the continuation of these current laws, interpretations, and policies.

In 2001, the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA) was enacted into law. EGTRRA contained numerous changes to the federal income, gift, estate and generation skipping transfer taxes, many of which are not scheduled to become effective until a future date. Among other matters, EGTRRA provides for the repeal of the federal estate and generation skipping transfer taxes after 2009; however, unless Congress and the President enact additional legislation, EGTRRA also provides that all of those changes will "sunset" after 2010, and the estate and generation skipping transfer taxes will be reinstated as if EGTRRA had never been enacted.

The foregoing is a general explanation as to certain tax matters pertaining to insurance policies. It is not intended to be legal or tax advice. You should consult your independent legal, tax and/or financial adviser.

Nationwide Life Insurance Company

We are a stock life insurance company organized under Ohio law. We were founded in March, 1929 and our Home Office is One Nationwide Plaza, Columbus, Ohio 43215. We provide long-term savings products by issuing life insurance, annuities and other retirement products.

Nationwide VLI Separate Account-2

Organization, Registration And Operation

Nationwide VLI Separate Account-2 is a separate account established under Ohio law. We own the assets in this account, and we are obligated to pay all benefits under the policies. We may use the account to support other variable life insurance policies we issue. It is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") and qualifies as a "separate account" within the meaning of the federal securities laws. This registration, however, does not involve the SEC’s supervision of this account’s management or investment practice or policies.

It is divided into Sub-Accounts that may invest in shares of the available Sub-Account portfolios. We buy and sell the Sub-Account portfolio shares at NAV. Any dividends and distributions from a Sub-Account portfolio are reinvested at NAV in shares of that Sub-Account portfolio.

Income, gains, and losses, whether or not realized, from the assets in the account will be credited to, or charged against, the account without regard to our other income, gains, or losses. Income, gains, and losses credited to, or charged against, a Sub-Account reflect the Sub-Account’s own Investment Experience and not the Investment Experience of our other assets. Its assets are held separately from our other assets and are not part of our general account. We may not use the separate account’s assets to pay any of our liabilities other than those arising from the policies. The separate account may include other Sub-Accounts that are not available under the policies, and are not discussed in this prospectus.

If investment in the mutual funds or a particular portfolio is no longer possible, in our judgment becomes inappropriate for the purposes of the policy, or for any other reason in our sole discretion, we may substitute another mutual fund or portfolio subject to federal rules and regulations. The substituted mutual fund or portfolio may have different fees and expenses.

Substitution may be made with respect to existing investments or the investments of future Premium, or both. We will comply with federal securities laws to effect a substitution. We may close Sub-Accounts to allocations of Premiums or policy value, or both, at any time in our sole discretion. We may close Sub-Accounts to allocations of Premiums or policy value, or both, at any time in our sole discretion. The mutual funds, which sell their shares to the Sub-Accounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Sub-Accounts.

In addition, we reserve the right to make other structural and operational changes affecting this separate account.

We do not guarantee any money you place in this separate account. The value of each Sub-Account will increase or decrease, depending on the investment performance of the corresponding portfolio. You could lose some or all of your money.

Addition, Deletion Or Substitution Of Mutual Funds

Where permitted by applicable law, we reserve the right to:

• remove, combine, or add Sub-Accounts and make new Sub-Accounts available;

• substitute shares of another mutual fund, which may have different fees and expenses, for shares of an existing mutual fund;

• transfer assets supporting the policies from one Sub-Account to another or from one separate account to another;

• combine the separate account with other separate accounts, and/or create new separate accounts;

• deregister the separate account under the 1940 Act, or operate the separate account as a management investment company under the 1940 Act, or as any other form permitted by the law; and

• modify the policy provisions to reflect changes in the Sub-Accounts and the separate account to comply with applicable law.

The portfolios that sell their shares to the sub-accounts pursuant to participation agreements also may terminate these agreements and discontinue offering their shares to the sub-accounts. We will not make any such changes without receiving necessary approval(s) of the SEC and applicable state insurance departments. We will notify you of any changes.

Voting Rights

Unless there is a change in existing law, we will vote our shares only as you instruct on all matters submitted to shareholders of the portfolios.

Before a vote of a portfolio’s shareholders occurs, you will have the right to instruct us based on the number of portfolio shares that corresponds to the amount of policy account value you have in the portfolio (as of a date set by the portfolio). We will vote shares for which no instructions are received in the same proportion as those that are received.

The number of shares which a policy owner may vote is determined by dividing the Cash Value of the amount they have allocated to an underlying mutual fund by the NAV of that underlying mutual fund. We will designate a date for this determination not more than 90 days before the shareholder meeting.

Legal Proceedings

Nationwide Life Insurance Company

Nationwide is a party to litigation and arbitration proceedings in the ordinary course of its business. It is not possible to determine the ultimate outcome of the pending investigations and legal proceedings or to provide reasonable ranges of potential losses. Some of the matters, including certain of those referred to below, are in very preliminary stages, and Nationwide does not have sufficient information to make an assessment of plaintiffs’ claims for liability or damages. In some of the cases seeking to be certified as class actions, the court has not yet decided whether a class will be certified or (in the event of certification) the size of the class and class period. In many of the cases, plaintiffs are seeking undefined amounts of damages or other relief, including punitive damages and equitable remedies, that are difficult to quantify and cannot be defined based on the information currently available. Nationwide does not believe, based on information currently known by Nationwide’s management, that the outcomes of such pending investigations and legal proceedings are likely to have a material adverse effect on Nationwide’s consolidated financial position. However, given the large and/or indeterminate amounts sought in certain of these matters and inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could have a material adverse effect on Nationwide’s consolidated financial results in a particular quarterly or annual period.

In recent years, life insurance companies have been named as defendants in lawsuits, including class action lawsuits relating to life insurance and annuity pricing and sales practices. A number of these lawsuits have resulted in substantial jury awards or settlements against life insurers other than Nationwide.

The financial services industry, including mutual fund, variable annuity, life insurance and distribution companies, has also been the subject of increasing scrutiny by regulators, legislators and the media over the past few years. Numerous regulatory agencies, including the SEC, the NASD and the New York State Attorney General, have commenced industry-wide investigations regarding late trading and market timing in connection with mutual funds and variable insurance contracts, and have commenced enforcement actions against some mutual fund and life insurance companies on those issues. Nationwide has been contacted by or received subpoenas from the SEC and the New York State Attorney General, who are investigating market timing in certain mutual funds offered in insurance products sponsored by Nationwide. Nationwide has cooperated with these investigations. Information requests from the New York State Attorney General and the SEC with respect to investigations into late trading and market timing were last responded to by Nationwide and its affiliates in December 2003 and April 2005, respectively, and no further information requests have been received with respect to these matters.

In addition, state and federal regulators have commenced investigations or other proceedings relating to compensation and bidding arrangements and possible anti-competitive activities between insurance producers and brokers and issuers of insurance products, and unsuitable sales and replacements by producers on behalf of the issuer. Also under investigation are compensation and revenue sharing arrangements between the issuers of variable insurance contracts and mutual funds or their affiliates, the use of side agreements and finite reinsurance agreements, and funding agreements issued to back Nationwide’s MTN programs. Related investigations and proceedings may be commenced in the future. Nationwide and/or its affiliates have been contacted by or received subpoenas from state and federal regulatory agencies, state securities law regulators and state attorneys general for information relating to these investigations into compensation, revenue sharing and bidding arrangements, anti-competitive activities, unsuitable sales or replacement practices, the use of side agreements and finite reinsurance agreements, and funding agreements backing Nationwide’s MTN program. Nationwide is cooperating with regulators in connection with these inquiries and will cooperate with Nationwide Mutual Insurance Company (NMIC), Nationwide’s ultimate parent, in responding to these inquiries to the extent that any inquiries encompass NMIC’s operations.

These proceedings are expected to continue in the future and could result in legal precedents and new industry-wide legislation, rules and regulations that could significantly affect the financial services industry, including life insurance and annuity companies. These proceedings also could affect the outcome of one or more of Nationwide’s litigation matters. There can be no assurance that any such litigation or regulatory actions will not have a material adverse effect on Nationwide in the future.

On February 11, 2005, Nationwide was named in a class action lawsuit filed in Common Pleas Court, Franklin County, Ohio entitled Michael Carr v. Nationwide Life Insurance Company. The complaint seeks recovery for breach of contract, fraud by omission, violation of the Ohio Deceptive Trade Practices Act and unjust enrichment. The complaint also seeks unspecified compensatory damages, disgorgement of all amounts in excess of the guaranteed maximum annual premium and attorneys’ fees. On February 2, 2006, the court granted the plaintiff’s motion for class certification on the breach of contract and unjust enrichment claims. The court certified a class consisting of: all residents of the United States and the Virgin Islands who, during the Class Period paid premiums on a modal basis to Nationwide for term life insurance policies issued by Nationwide during the Class Period which provide for guaranteed maximum premiums, excluding products NWLA-224 (and all state variations thereof), Life 4608 (and all state variations thereof), and policy forms Life 4219, Life 4290, and Life 3617. Excluded from the class are Nationwide: any parent, subsidiary or affiliate of Nationwide; all employees, officers and directors of Nationwide; and any justice, judge or magistrate judge of the State of Ohio who may hear the case. The Class Period is from February 10, 1990, through the date the Class is certified. Nationwide intends to defend this lawsuit vigorously.

On April 13, 2004, Nationwide was named in a class action lawsuit filed in Circuit Court, Third Judicial Circuit, Madison County, Illinois, entitled Woodbury v. Nationwide Life Insurance Company. Nationwide removed this case to the United States District Court for the Southern District of Illinois on June 1, 2004. On December 27, 2004, the case was transferred to the United States District Court for the District of Maryland and included in the multi-district proceeding there entitled In Re Mutual Funds Investment Litigation. In response, on May 13, 2005, the plaintiff filed a First Amended Complaint purporting to represent, with certain exceptions, a class of all persons who held (through their ownership of an Nationwide annuity or insurance product) units of any Nationwide sub-account invested in mutual funds that included foreign securities in their portfolios and that experienced market timing or stale price trading activity. The First Amended Complaint purports to disclaim, with respect to market timing or stale price trading in Nationwide’s annuities sub-accounts, any allegation based on Nationwide’s untrue statement, failure to disclose any material fact, or usage of any manipulative or deceptive device or contrivance in connection with any class member’s purchases or sales of Nationwide annuities or units in annuities sub-accounts. The plaintiff claims, in the alternative, that if Nationwide is found with respect to market timing or stale price trading in its annuities sub-accounts, to have made any untrue statement, to have failed to disclose any material fact or to have used or employed any manipulative or deceptive device or contrivance, then the plaintiff purports to represent a class, with certain exceptions, of all persons who, prior to Nationwide’s untrue statement, omission of material fact, use or employment of any manipulative or deceptive device or contrivance, held (through their ownership of an Nationwide annuity or insurance product) units of any Nationwide sub-account invested in mutual funds that included foreign securities in their portfolios and that experienced market timing activity. The First Amended Complaint alleges common law negligence and seeks to recover damages not to exceed $75,000 per plaintiff or class member, including all compensatory damages and costs. On June 24, 2005, Nationwide filed a motion to dismiss the First Amended Complaint. The plaintiff has opposed that motion. Nationwide intends to defend this lawsuit vigorously.

On January 21, 2004, Nationwide was named in a lawsuit filed in the United States District Court for the Northern District of Mississippi entitled United Investors Life Insurance Company v. Nationwide Life Insurance Company and/or Nationwide Life Insurance Company of America and/or Nationwide Life and Annuity Insurance Company and/or Nationwide Life and Annuity Company of America and/or Nationwide Financial Services, Inc. and/or Nationwide Financial Corporation, and John Does A-Z. In its complaint, plaintiff United Investors alleges that Nationwide and/or its affiliated life insurance companies caused the replacement of variable insurance policies and other financial products issued by United Investors with policies issued by the Nationwide defendants. The plaintiff raises claims for: (1) violations of the Federal Lanham Act, and common law unfair competition and defamation; (2) tortious interference with the plaintiff’s contractual relationship with Waddell & Reed, Inc. and/or its affiliates, Waddell & Reed Financial, Inc., Waddell & Reed Financial Services, Inc. and W&R Insurance Agency, Inc., or with the plaintiff’s contractual relationships with its variable policyholders; (3) civil conspiracy; and (4) breach of fiduciary duty. The complaint seeks compensatory damages, punitive damages, pre- and post-judgment interest, a full accounting, a constructive trust, and costs and disbursements, including attorneys’ fees. Nationwide filed a motion to dismiss the complaint on June 1, 2004. On February 8, 2005 the court denied the motion to dismiss. On March 23, 2005, Nationwide filed its answer, and on December 30, 2005, Nationwide filed a motion for summary judgment. Nationwide intends to defend this lawsuit vigorously.

On October 31, 2003, Nationwide and Nationwide Life and Annuity Insurance Company (NLAIC) were named in a lawsuit seeking class action status filed in the United States District Court for the District of Arizona entitled Robert Helman et al v. Nationwide Life Insurance Company et al. The suit challenges the sale of deferred annuity products for use as investments in tax-deferred contributory retirement plans. On April 8, 2004, the plaintiff filed an amended class action complaint on behalf of all persons who purchased an individual variable deferred annuity contract or a certificate to a group variable annuity contract issued by Nationwide or NLAIC which were allegedly used to fund certain tax-deferred retirement plans. The amended class action complaint seeks unspecified compensatory damages. Nationwide and NLAIC filed a motion to dismiss the complaint on May 24, 2004. On July 27, 2004, the court granted the motion to dismiss. The plaintiff has appealed that dismissal to the United States Court of Appeals for the Ninth Circuit. Nationwide and NLAIC intend to defend this lawsuit vigorously.

On August 15, 2001, Nationwide was named in a lawsuit filed in the United States District Court for the District of Connecticut entitled Lou Haddock, as trustee of the Flyte Tool & Die, Incorporated Deferred Compensation Plan, et al v. Nationwide Financial Services, Inc. and Nationwide Life Insurance Company. The plaintiffs first amended their complaint on September 5, 2001 to include class action allegations and have subsequently amended their complaint four times. As amended, in the current complaint, filed March 21, 2006, the plaintiffs seek to represent a class of ERISA qualified retirement plans that purchased variable annuities from Nationwide. The plaintiffs allege that they invested ERISA plan assets in their variable annuity contracts and that Nationwide breached ERISA fiduciary duties by allegedly accepting service payments from certain mutual funds. The complaint seeks disgorgement of some or all of the payments allegedly received by Nationwide, other unspecified relief for restitution, declaratory and injunctive relief, and attorneys’ fees. On December 13, 2001, the plaintiffs filed a motion for class certification. The plaintiffs filed a supplement to that motion on September 19, 2003. Nationwide opposed that motion on December 24, 2003. On July 6, 2004, Nationwide filed a Revised Memorandum in Support of Summary Judgment. On February 24, 2006, Nationwide’s motion for summary judgment was denied. On March 7, 2006, the plaintiff’s motion for class certification was denied without prejudice. Nationwide intends to defend this lawsuit vigorously.

Nationwide Investment Services Corporation

The general distributor, Nationwide Investment Services Corporation, is not engaged in litigation of a material nature.

Financial Statements

The Statement of Additional Information (SAI) contains consolidated financial statements of Nationwide Life Insurance Company and subsidiaries and financial statements of Nationwide VLI Separate Account - 2. You may obtain a copy of the SAI FREE OF CHARGE by contacting us at the address or telephone number on the first page of this prospectus. You should distinguish the consolidated financial statements of the company and subsidiaries from the financial statements of the separate account. Please consider the consolidated financial statements of the company only as bearing on our ability to meet the obligations under the policy. You should not consider the consolidated financial statements of the company and subsidiaries as affecting the investment performance of the assets of the separate account.

Appendix A: Sub-Account Information

The Sub-Account portfolios listed below are designed primarily as investments for variable annuity contracts and variable life insurance policies issued by insurance companies. There is no guarantee that the investment objectives will be met. We have entered into agency agreements with certain broker-dealer firms to distribute the policy. Some of those firms have an affiliate that acts as an investment adviser or subadviser to one or more of the underlying funds that are offered under the policy. You have voting rights with respect to the Sub-Accounts. For more information, see "Voting Rights," beginning on page 37.

Please refer to the prospectus for each sub-account portfolio for more detailed information.

AIM Variable Insurance Funds - AIM V.I. Basic Value Fund: Series I Shares
Investment Adviser:	AIM Advisors, Inc.
Investment Objective:	Long-term growth of capital.

AIM Variable Insurance Funds - AIM V.I. Capital Appreciation Fund: Series I Shares
Investment Adviser:	AIM Advisors, Inc.
Investment Objective:	Growth of capital.

AIM Variable Insurance Funds - AIM V.I. Capital Development Fund: Series I Shares
Investment Adviser:	AIM Advisors, Inc.
Investment Objective:	Long-term capital growth.

AllianceBernstein Variable Products Series Fund, Inc. - AllianceBernstein Growth and Income Portfolio: Class A

This underlying mutual fund is only available in policies issued before May 1, 2004.
Investment Adviser:	Alliance Capital Management, L.P.
Investment Objective:	Long-term growth of capital.

AllianceBernstein Variable Products Series Fund, Inc. - AllianceBernstein Small/Mid Cap Value Portfolio: Class A

This underlying mutual fund is only available in policies issued before May 1, 2004.
Investment Adviser:	Alliance Capital Management, L.P.
Investment Objective:	Long-term growth of capital.

American Century Variable Portfolios, Inc. - American Century VP Balanced Fund: Class I

This underlying mutual fund is only available in policies issued before May 1, 2003.
Investment Adviser:	American Century Investment Management, Inc.
Investment Objective:	Long-term capital growth and income.

American Century Variable Portfolios, Inc. - American Century VP Capital Appreciation Fund: Class I

This underlying mutual fund is only available in policies issued before September 27, 1999.
Investment Adviser:	American Century Investment Management, Inc.
Investment Objective:	Capital growth.

American Century Variable Portfolios, Inc. - American Century VP Income & Growth Fund: Class I

This underlying mutual fund is only available in policies issued before May 1, 2004.
Investment Adviser:	American Century Investment Management, Inc.
Investment Objective:	Capital growth by investing in common stocks.

American Century Variable Portfolios, Inc. - American Century VP International Fund: Class I
This underlying mutual fund is no longer available to receive transfers or new purchase payments effective May 1, 2005.
Investment Adviser:	American Century Investment Management, Inc.
Investment Objective:	Capital growth.

American Century Variable Portfolios, Inc. - American Century VP International Fund: Class III

This underlying mutual fund is only available in policies issued before May 1, 2005.
Investment Adviser:	American Century Investment Management, Inc.
Investment Objective:	Capital growth.
This underlying mutual fund assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

American Century Variable Portfolios, Inc. - American Century VP Mid Cap Value Fund: Class I
Investment Adviser:	American Century Investment Management, Inc.
Investment Objective:	Long-term capital growth.

American Century Variable Portfolios, Inc. - American Century VP Ultra Fund: Class I
Investment Adviser:	American Century Investment Management, Inc.
Investment Objective:	Long-term capital growth.

American Century Variable Portfolios, Inc. - American Century VP Value Fund: Class I
Investment Adviser:	American Century Investment Management, Inc.
Investment Objective:	Long-term capital growth with income as a secondary objective.

American Century Variable Portfolios, Inc. - American Century VP Vista Fund: Class I
Investment Adviser:	American Century Investment Management, Inc.
Investment Objective:	Long-term capital growth.

American Century Variable Portfolios II, Inc. - American Century VP Inflation Protection Fund: Class II
Investment Adviser:	American Century Investment Management, Inc.
Investment Objective:	Long-term total return using a strategy that seeks to protect against U.S. inflation.

Credit Suisse Trust - Global Small Cap Portfolio

This underlying mutual fund is only available in policies issued before September 27, 1999.
Investment Adviser:	Credit Suisse Asset Management, LLC
Sub-Adviser:	Credit Suisse Asset Management L.L.C.
Investment Objective:	Capital appreciation.

Credit Suisse Trust - International Focus Portfolio

This underlying mutual fund is only available in policies issued before September 27, 1999.
Investment Adviser:	Credit Suisse Asset Management, LLC
Sub-Adviser:	Credit Suisse Asset Management (Australia ) Limited
Investment Objective:	Long-term capital appreciation.

Credit Suisse Trust - Small Cap Growth Portfolio

This underlying mutual fund is only available in policies issued before May 1, 2003.
Investment Adviser:	Credit Suisse Asset Management, LLC
Investment Objective:	Capital growth.

Dreyfus Investment Portfolios - Small Cap Stock Index Portfolio: Service Shares
Investment Adviser:	The Dreyfus Corporation
Investment Objective:	To match performance of the S&P SmallCap 600 Index®.

Dreyfus Socially Responsible Growth Fund, Inc.: Initial Shares

This underlying mutual fund is only available in policies issued before May 1, 2003.
Investment Adviser:	The Dreyfus Corporation
Investment Objective:	Capital growth with current income as a secondary goal.

Dreyfus Stock Index Fund, Inc.: Initial Shares
Investment Adviser:	The Dreyfus Corporation
Investment Objective:	To match performance of the S&P 500.

Dreyfus Variable Investment Fund - Appreciation Portfolio: Initial Shares
Investment Adviser:	The Dreyfus Corporation
Investment Objective:	Long-term capital growth.

Dreyfus Variable Investment Fund - Developing Leaders Portfolio: Initial Shares

This underlying mutual fund is only available in policies issued before May 1, 2004.
Investment Adviser:	The Dreyfus Corporation
Investment Objective:	Capital growth.

Dreyfus Variable Investment Fund - Growth and Income Portfolio: Initial Shares

This underlying mutual fund is only available in policies issued before May 1, 2003.
Investment Adviser:	The Dreyfus Corporation
Investment Objective:	Long-term capital growth, current income and growth of income.

Federated Insurance Series - Federated American Leaders Fund II: Primary Shares

This underlying mutual fund is only available in policies issued before May 1, 2004.
Investment Adviser:	Federated Equity Management Company of Pennsylvania.
Investment Objective:	Long-term capital growth.

Federated Insurance Series - Federated Capital Appreciation Fund II: Primary Shares

This underlying mutual fund is only available in policies issued before May 1, 2004.
Investment Adviser:	Federated Equity Management Company of Pennsylvania
Investment Objective:	Capital appreciation.

Federated Insurance Series - Federated Market Opportunity Fund II: Service Shares
Investment Adviser:	Federated Equity Management Company of Pennsylvania
Sub-adviser:	Federated Investment Management Company
Investment Objective:	To provide moderate capital appreciation and high current income.

Federated Insurance Series - Federated Quality Bond Fund II: Primary Shares
Investment Adviser:	Federated Investment Management Company
Investment Objective:	Current income.

Fidelity Variable Insurance Products Fund - VIP Equity-Income Portfolio: Initial Class
Investment Adviser:	Fidelity Management & Research Company
Sub-adviser:	FMR Co., Inc.
Investment Objective:	Reasonable income.

Fidelity Variable Insurance Products Fund - VIP Growth Portfolio: Initial Class
Investment Adviser:	Fidelity Management & Research Company
Sub-adviser:	FMR Co., Inc.
Investment Objective:	Capital appreciation.

Fidelity Variable Insurance Products Fund - VIP High Income Portfolio: Initial Class

This underlying mutual fund is only available in policies issued before May 1, 2003.
Investment Adviser:	Fidelity Management & Research Company
Sub-adviser:	FMR Co., Inc.
Investment Objective:	High level of current income.

Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Initial Class

This underlying mutual fund is no longer available to receive transfers or new purchase payments effective May 1, 2005.
Investment Adviser:	Fidelity Management & Research Company
Sub-adviser:	FMR Co., Inc.
Investment Objective:	Long-term capital growth.

Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Service Class R
Investment Adviser:	Fidelity Management & Research Company
Sub-adviser:	FMR Co., Inc.
Investment Objective:	Long-term capital growth.
This underlying mutual fund assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

Fidelity Variable Insurance Products Fund II - VIP Asset Manager Portfolio: Initial Class

This underlying mutual fund is only available in policies issued before May 1, 2003.
Investment Adviser:	Fidelity Management & Research Company
Sub-adviser:	FMR Co., Inc.
Investment Objective:	High total return.

Fidelity Variable Insurance Products Fund II - VIP Contrafund® Portfolio: Initial Class
Investment Adviser:	Fidelity Management & Research Company
Sub-adviser:	FMR Co., Inc.
Investment Objective:	Long-term capital appreciation.

Fidelity Variable Insurance Products Fund II - VIP Investment Grade Bond Portfolio: Service Class
Investment Adviser:	Fidelity Management & Research Company
Sub-adviser:	FMR Co., Inc.
Investment Objective:	High level of current income.

Fidelity Variable Insurance Products Fund III - VIP Growth Opportunities Portfolio: Initial Class

This underlying mutual fund is only available in policies issued before May 1, 2002.
Investment Adviser:	Fidelity Management & Research Company
Sub-adviser:	FMR Co., Inc.
Investment Objective:	Capital growth.

Fidelity Variable Insurance Products Fund III - VIP Mid Cap Portfolio: Service Class
Investment Adviser:	Fidelity Management & Research Company
Sub-adviser:	FMR Co., Inc.
Investment Objective:	Long-term growth of capital.

Fidelity Variable Insurance Products Fund III - VIP Value Strategies Portfolio: Service Class

This underlying mutual fund is only available in policies issued before May 1, 2006.
Investment Adviser:	Fidelity Management & Research Company
Sub-adviser:	FMR Co., Inc.
Investment Objective:	Capital appreciation.

Fidelity Variable Insurance Products Fund IV - Fidelity VIP Freedom Fund 2010 Portfolio: Service Class
Investment Adviser:	Fidelity Management & Research Company
Investment Objective:	High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.
The assets of each Fidelity VIP Freedom Fund are invested in a combination of other Fidelity VIP funds: domestic and international equity funds, investment-grade and high yield fixed-income funds, and money market/short-term funds (underlying Fidelity funds). Each Fidelity VIP Freedom Fund, as a shareholder in an underlying Fidelity fund, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity fund. Please refer to the prospectus for the Fidelity VIP Freedom Funds for more information.

Fidelity Variable Insurance Products Fund IV - Fidelity VIP Freedom Fund 2020 Portfolio: Service Class
Investment Adviser:	Fidelity Management & Research Company
Investment Objective:	High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.
The assets of each Fidelity VIP Freedom Fund are invested in a combination of other Fidelity VIP funds: domestic and international equity funds, investment-grade and high yield fixed-income funds, and money market/short-term funds (underlying Fidelity funds). Each Fidelity VIP Freedom Fund, as a shareholder in an underlying Fidelity fund, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity fund. Please refer to the prospectus for the Fidelity VIP Freedom Funds for more information.

Fidelity Variable Insurance Products Fund IV - Fidelity VIP Freedom Fund 2030 Portfolio: Service Class
Investment Adviser:	Fidelity Management & Research Company
Investment Objective:	High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.
The assets of each Fidelity VIP Freedom Fund are invested in a combination of other Fidelity VIP funds: domestic and international equity funds, investment-grade and high yield fixed-income funds, and money market/short-term funds (underlying Fidelity funds). Each Fidelity VIP Freedom Fund, as a shareholder in an underlying Fidelity fund, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity fund. Please refer to the prospectus for the Fidelity VIP Freedom Funds for more information.

Fidelity Variable Insurance Products Fund IV - VIP Natural Resources Portfolio: Service Class 2
Investment Adviser:	Fidelity Management & Research Company
Sub-adviser:	FMR Co., Inc.
Investment Objective:	Capital appreciation.
This underlying mutual fund assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

Franklin Templeton Variable Insurance Products Trust - Franklin Income Securities Fund: Class 2
Investment Adviser:	Franklin Advisers, Inc.
Investment Objective:	Maximum income while maintaining prospects for capital appreciation.

Franklin Templeton Variable Insurance Products Trust - Franklin Rising Dividends Securities Fund: Class 1

This underlying mutual fund is only available in policies issued before May 1, 2006.
Investment Adviser:	Franklin Advisory Services, LLC
Investment Objective:	Long-term capital appreciation.

Franklin Templeton Variable Insurance Products Trust - Franklin Small Cap Value Securities Fund: Class 1
Investment Adviser:	Franklin Advisory Services, LLC
Investment Objective:	Long-term total return.

Franklin Templeton Variable Insurance Products Trust - Templeton Developing Markets Securities Fund: Class 3
Investment Adviser:	Templeton Asset Management, Ltd.
Investment Objective:	Long-term capital appreciation.
This underlying mutual fund assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

Franklin Templeton Variable Insurance Products Trust - Templeton Foreign Securities Fund: Class 1

This underlying mutual fund is no longer available to receive transfers or new purchase payments effective May 1, 2005.
Investment Adviser:	Templeton Investment Counsel, LLC
Investment Objective:	Long-term capital growth.

Franklin Templeton Variable Insurance Products Trust - Templeton Foreign Securities Fund: Class 3
Investment Adviser:	Templeton Investment Counsel, LLC
Investment Objective:	Long-term capital growth.
This underlying mutual fund assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

Franklin Templeton Variable Insurance Products Trust - Templeton Global Income Securities Fund: Class 3
Investment Adviser:	Franklin Advisors, Inc.
Investment Objective:	High current income, with preservation of capital.
This underlying mutual fund assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

Gartmore Variable Insurance Trust - American Funds GVIT Asset Allocation Fund: Class II
Investment Adviser:	Capital Research and Management Company
Investment Objective:	Seeks to provide high total return (including income and capital gains) consistent with the preservation of capital.

Gartmore Variable Insurance Trust - American Funds GVIT Bond Fund: Class II
Investment Adviser:	Capital Research and Management Company
Investment Objective:	Income and more price stability than stocks, and capital preservation over the long term. Seeks to maximize an investor’s level of current income and preserve the investor’s capital.

Gartmore Variable Insurance Trust - American Funds GVIT Global Growth Fund: Class II
Investment Adviser:	Capital Research and Management Company
Investment Objective:	Capital appreciation through stocks.

Gartmore Variable Insurance Trust - American Funds GVIT Growth Fund: Class II
Investment Adviser:	Capital Research and Management Company
Investment Objective:	Capital appreciation principally through investment in stocks.

Gartmore Variable Insurance Trust - Federated GVIT High Income Bond Fund: Class I

This underlying mutual fund is no longer available to receive transfers or new purchase payments effective May 1, 2005.
Investment Adviser:	Gartmore Mutual Fund Capital Trust, an indirect subsidiary of Nationwide Mutual Insurance Company.
Sub-adviser:	Federated Investment Management Company
Investment Objective:	High current income.

Gartmore Variable Insurance Trust - Federated GVIT High Income Bond Fund: Class III
Investment Adviser:	Gartmore Mutual Fund Capital Trust, an indirect subsidiary of Nationwide Mutual Insurance Company.
Sub-adviser:	Federated Investment Management Company
Investment Objective:	High current income.
This underlying mutual fund assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

Gartmore Variable Insurance Trust - Gartmore GVIT Emerging Markets Fund: Class I

This underlying mutual fund is no longer available to receive transfers or new purchase payments effective May 1, 2005.
Investment Adviser:	Gartmore Mutual Fund Capital Trust, an indirect subsidiary of Nationwide Mutual Insurance Company.
Sub-adviser:	Gartmore Global Partners, an indirect subsidiary of Nationwide Mutual Insurance Company
Investment Objective:	Long-term capital growth by investing primarily in equity securities of companies located in emerging market countries.

Gartmore Variable Insurance Trust - Gartmore GVIT Emerging Markets Fund: Class III
Investment Adviser:	Gartmore Mutual Fund Capital Trust, an indirect subsidiary of Nationwide Mutual Insurance Company.
Sub-adviser:	Gartmore Global Partners, an indirect subsidiary of Nationwide Mutual Insurance Company
Investment Objective:	Long-term capital growth by investing primarily in equity securities of companies located in emerging market countries.
This underlying mutual fund assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

Gartmore Variable Insurance Trust - Gartmore GVIT Global Financial Services Fund: Class I

This underlying mutual fund is only available in policies issued before May 1, 2004.
Investment Adviser:	Gartmore Mutual Fund Capital Trust, an indirect subsidiary of Nationwide Mutual Insurance Company.
Sub-adviser:	Gartmore Global Partners, an indirect subsidiary of Nationwide Mutual Insurance Company
Investment Objective:	Long-term capital growth.

Gartmore Variable Insurance Trust - Gartmore GVIT Global Health Sciences Fund: Class I

This underlying mutual fund is no longer available to receive transfers or new purchase payments effective May 1, 2005.
Investment Adviser:	Gartmore Mutual Fund Capital Trust, an indirect subsidiary of Nationwide Mutual Insurance Company.
Investment Objective:	Long-term capital appreciation.

Gartmore Variable Insurance Trust - Gartmore GVIT Global Health Sciences Fund: Class III
Investment Adviser:	Gartmore Mutual Fund Capital Trust, an indirect subsidiary of Nationwide Mutual Insurance Company.
Investment Objective:	Long-term capital appreciation.
This underlying mutual fund assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

Gartmore Variable Insurance Trust - Gartmore GVIT Global Technology and Communications Fund: Class I

This underlying mutual fund is no longer available to receive transfers or new purchase payments effective May 1, 2005.
Investment Adviser:	Gartmore Mutual Fund Capital Trust, an indirect subsidiary of Nationwide Mutual Insurance Company.
Investment Objective:	Long-term capital appreciation.

Gartmore Variable Insurance Trust - Gartmore GVIT Global Technology and Communications Fund: Class III
Investment Adviser:	Gartmore Mutual Fund Capital Trust, an indirect subsidiary of Nationwide Mutual Insurance Company.
Investment Objective:	Long-term capital appreciation.
This underlying mutual fund assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

Gartmore Variable Insurance Trust - Gartmore GVIT Global Utilities Fund: Class I

This underlying mutual fund is only available in policies issued before May 1, 2004.
Investment Adviser:	Gartmore Mutual Fund Capital Trust, an indirect subsidiary of Nationwide Mutual Insurance Company.
Sub-adviser:	Gartmore Global Partners, an indirect subsidiary of Nationwide Mutual Insurance Company
Investment Objective:	Long-term capital growth.

Gartmore Variable Insurance Trust - Gartmore GVIT Growth Fund: Class I

This underlying mutual fund is only available in policies issued before May 1, 2003.
Investment Adviser:	Gartmore Mutual Fund Capital Trust, an indirect subsidiary of Nationwide Mutual Insurance Company.
Investment Objective:	Long-term capital appreciation.

Gartmore Variable Insurance Trust - Gartmore GVIT Government Bond Fund: Class I
Investment Adviser:	Gartmore Mutual Fund Capital Trust, an indirect subsidiary of Nationwide Mutual Insurance Company.
Investment Objective:	To provide as high level of income as is consistent with the preservation of capital.

Gartmore Variable Insurance Trust - Gartmore GVIT International Growth Fund: Class I

This underlying mutual fund is only available in policies issued before May 1, 2003.
Investment Adviser:	Gartmore Mutual Fund Capital Trust, an indirect subsidiary of Nationwide Mutual Insurance Company.
Sub-adviser:	Gartmore Global Partners, an indirect subsidiary of Nationwide Mutual Insurance Company
Investment Objective:	Long-term capital growth by investing primarily in equity securities of companies in Europe, Australasia, the Far East and other regions, including developing countries.

Gartmore Variable Insurance Trust - Gartmore GVIT Investor Destinations Funds: Class II
Investment Adviser:	Gartmore Mutual Fund Capital Trust, an indirect subsidiary of Nationwide Mutual Insurance Company.
Gartmore GVIT Investor Destinations Conservative Fund: Class II	Investment Objective:	High level of return consistent with a conservative level of risk compared to the other Investor Destination Funds.
Gartmore GVIT Investor Destinations Moderately Conservative Fund: Class II	Investment Objective:	High level of total return consistent with a moderately conservative level of risk.
Gartmore GVIT Investor Destinations Moderate Fund: Class II	Investment Objective:	High level of total return consistent with a moderate level of risk as compared to other Investor Destination Funds.
Gartmore GVIT Investor Destinations Moderately Aggressive Fund: Class II	Investment Objective:	Growth of capital, but also seeks income consistent with a moderately aggressive level of risk as compared to the other Investor Destination Funds.

Gartmore GVIT Investor Destinations Aggressive Fund: Class II	Investment Objective:	To maximize growth of capital consistent with a more aggressive level of risk as compared to the other Investor Destination Funds.
The Gartmore GVIT Investor Destinations Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds. Therefore, a proportionate share of the fees and expenses of the underlying funds are indirectly borne by investors. Please refer to the prospectus for the Gartmore GVIT Investor Destinations Funds for more information.

Gartmore Variable Insurance Trust - Gartmore GVIT Mid Cap Growth Fund: Class I
Investment Adviser:	Gartmore Mutual Fund Capital Trust, an indirect subsidiary of Nationwide Mutual Insurance Company.
Investment Objective:	Long-term capital appreciation.

Gartmore Variable Insurance Trust - Gartmore GVIT Money Market Fund: Class I
Investment Adviser:	Gartmore Mutual Fund Capital Trust, an indirect subsidiary of Nationwide Mutual Insurance Company.
Investment Objective:	High level of current income as is consistent with the preservation of capital and maintenance of liquidity.

Gartmore Variable Insurance Trust - Gartmore GVIT Nationwide® Fund: Class I
Investment Adviser:	Gartmore Mutual Fund Capital Trust, an indirect subsidiary of Nationwide Mutual Insurance Company.
Investment Objective:	Total return through a flexible combination of capital appreciation and current income.

Gartmore Variable Insurance Trust - Gartmore GVIT Nationwide® Leaders Fund: Class I

This underlying mutual fund is only available in policies issued before May 1, 2003.
Investment Adviser:	Gartmore Mutual Fund Capital Trust, an indirect subsidiary of Nationwide Mutual Insurance Company.
Investment Objective:	High total return from a concentrated portfolio of U.S. securities.

Gartmore Variable Insurance Trust - Gartmore GVIT U.S. Growth Leaders Fund: Class I
Investment Adviser:	Gartmore Mutual Fund Capital Trust, an indirect subsidiary of Nationwide Mutual Insurance Company.
Investment Objective:	Long-term growth of capital.

Gartmore Variable Insurance Trust - GVIT International Index Fund: Class VI
Investment Adviser:	Gartmore Mutual Fund Capital Trust, an indirect subsidiary of Nationwide Mutual Insurance Company.
Sub-adviser:	Fund Asset Management, L.P.
Investment Objective:	To match the performance of the Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE® Index") as closely as possible before the deduction of Fund expenses.
This underlying mutual fund assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

Gartmore Variable Insurance Trust - GVIT International Value Fund: Class I

This underlying mutual fund is no longer available to receive transfers or new purchase payments effective May 1, 2005.
Investment Adviser:	Gartmore Mutual Fund Capital Trust, an indirect subsidiary of Nationwide Mutual Insurance Company.
Sub-adviser:	The Boston Company Asset Management LLC
Investment Objective:	Long-term capital appreciation.

Gartmore Variable Insurance Trust -GVIT International Value Fund: Class III
Investment Adviser:	Gartmore Mutual Fund Capital Trust, an indirect subsidiary of Nationwide Mutual Insurance Company.
Sub-adviser:	The Boston Company Asset Management LLC
Investment Objective:	Long-term capital appreciation.
This underlying mutual fund assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

Gartmore Variable Insurance Trust - GVIT Mid Cap Index Fund: Class I
Investment Adviser:	Gartmore Mutual Fund Capital Trust, an indirect subsidiary of Nationwide Mutual Insurance Company.
Sub-adviser:	Fund Asset Management LP
Investment Objective:	Capital appreciation.

Gartmore Variable Insurance Trust - GVIT Small Cap Growth Fund: Class I
Investment Adviser:	Gartmore Mutual Fund Capital Trust, an indirect subsidiary of Nationwide Mutual Insurance Company.
Sub-advisers:	Oberweis Asset Management, Inc.; Waddell & Reed Investment Management Company
Investment Objective:	Capital growth.

Gartmore Variable Insurance Trust - GVIT Small Cap Value Fund: Class I
Investment Adviser:	Gartmore Mutual Fund Capital Trust, an indirect subsidiary of Nationwide Mutual Insurance Company.
Sub-adviser:	Epoch Investment Partners, Inc.; J.P. Morgan Investment Management Inc.
Investment Objective:	Capital appreciation.

Gartmore Variable Insurance Trust - GVIT Small Company Fund: Class I
Investment Adviser:	Gartmore Mutual Fund Capital Trust, an indirect subsidiary of Nationwide Mutual Insurance Company.
Sub-advisers:
American Century Investment Management Inc.; Franklin Portfolio Associates LLC; Gartmore Global Partners, an indirect subsidiary of Nationwide Mutual Insurance Company; Morgan Stanley Investment Management Inc.; Neuberger Berman, LLC; Waddell & Reed Investment Management Company

Investment Objective:	Long-term growth of capital.

Gartmore Variable Insurance Trust - Van Kampen GVIT Comstock Value Fund: Class I
Investment Adviser:	Gartmore Mutual Fund Capital Trust, an indirect subsidiary of Nationwide Mutual Insurance Company.
Sub-adviser:	Van Kampen Asset Management
Investment Objective:	Seeks capital growth and income through investments in equity securities, including common stocks and securities convertibles into common stocks.

Gartmore Variable Insurance Trust - Van Kampen GVIT Multi Sector Bond Fund: Class I
Investment Adviser:	Gartmore Mutual Fund Capital Trust, an indirect subsidiary of Nationwide Mutual Insurance Company.
Sub-adviser:	Van Kampen Asset Management
Investment Objective:	Above average total return over a market cycle of three to five years.

Janus Aspen Series - Balanced Portfolio: Service Shares

This underlying mutual fund is only available in policies issued before May 1, 2004.
Investment Adviser:	Janus Capital Management LLC
Investment Objective:	Long-term growth of capital, consistent with preservation of capital and balanced by current income.

Janus Aspen Series - Forty Portfolio: Service Shares
Investment Adviser:	Janus Capital Management LLC
Investment Objective:	Long-term growth of capital.

Janus Aspen Series - Global Technology Portfolio: Service Shares

This underlying mutual fund is only available in policies issued before May 1, 2003.
Investment Adviser:	Janus Capital Management LLC
Investment Objective:	Long-term capital growth.

Janus Aspen Series - International Growth Portfolio: Service Shares

This underlying mutual fund is only available in policies issued before May 1, 2004.
Investment Adviser:	Janus Capital Management LLC
Investment Objective:	Long-term capital growth.

Janus Aspen Series - International Growth Portfolio: Service II Shares
Investment Adviser:	Janus Capital Management LLC
Investment Objective:	Long-term capital growth.
This underlying mutual fund assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

Janus Aspen Series - Risk-Managed Core Portfolio: Service Shares

This underlying mutual fund is only available in policies issued before May 1, 2004.
Investment Adviser:	Janus Capital Management LLC
Sub-adviser:	Enhanced Investment Technologies, LLC
Investment Objective:	Long-term growth of capital.

MFS® Variable Insurance Trust - MFS Investors Growth Stock Series: Initial Class

This underlying mutual fund is only available in policies issued before May 1, 2006.
Investment Adviser:	Massachusetts Financial Services Company
Investment Objective:	Long-term capital growth and future income.

MFS® Variable Insurance Trust - MFS Value Series: Initial Class
Investment Adviser:	Massachusetts Financial Services Company
Investment Objective:	Capital appreciation and reasonable income.

Neuberger Berman Advisers Management Trust - AMT Balanced Portfolio: I Class
Investment Adviser:	Neuberger Berman Management Inc.
Investment Objective:	Growth of capital and reasonable current income without undue risk to principal.

Neuberger Berman Advisers Management Trust - AMT Fasciano Portfolio: S Class
Investment Adviser:	Neuberger Berman Management Inc.
Investment Objective:	Long-term capital growth.

Neuberger Berman Advisers Management Trust - AMT Growth Portfolio: I Class

This underlying mutual fund is only available in policies issued before May 1, 2003.
Investment Adviser:	Neuberger Berman Management Inc.
Investment Objective:	Capital growth.

Neuberger Berman Advisers Management Trust - AMT Guardian Portfolio: I Class

This underlying mutual fund is only available in policies issued before May 1, 2003.
Investment Adviser:	Neuberger Berman Management Inc.
Investment Objective:	Long-term capital growth and, secondarily, current income.

Neuberger Berman Advisers Management Trust - AMT International Portfolio: S Class
Investment Adviser:	Neuberger Berman Management Inc.
Investment Objective:	Long-term growth of capital by investing primarily in common stocks of foreign companies.
This underlying mutual fund assesses a short-term trading fee (please see “Short-Term Trading Fees” earlier in this prospectus).

Neuberger Berman Advisers Management Trust - AMT Limited Maturity Bond Portfolio: I Class
Investment Adviser:	Neuberger Berman Management Inc.
Investment Objective:	Highest available current income consistent with liquidity and low risk to principal and, secondarily, total return.

Neuberger Berman Advisers Management Trust - AMT Mid-Cap Growth Portfolio: S Class

This underlying mutual fund is only available in policies issued before May 1, 2004.
Investment Adviser:	Neuberger Berman Management Inc.
Investment Objective:	Capital growth.

Neuberger Berman Advisers Management Trust - AMT Partners Portfolio: I Class

This underlying mutual fund is only available in policies issued before May 1, 2003.
Investment Adviser:	Neuberger Berman Management Inc.
Investment Objective:	Capital growth.

Neuberger Berman Advisers Management Trust - AMT Regency Portfolio: S Class
Investment Adviser:	Neuberger Berman Management Inc.
Investment Objective:	Growth of capital.

Neuberger Berman Advisers Management Trust - AMT Socially Responsive Portfolio: I Class
Investment Adviser:	Neuberger Berman Management Inc.
Investment Objective:	Long-term capital growth by investing primarily in securities of companies that meet certain financial criteria and social policy.

Oppenheimer Variable Account Funds - Oppenheimer Balanced Fund/VA: Non-Service Shares

This underlying mutual fund is only available in policies issued before May 1, 2003.
Investment Adviser:	OppenheimerFunds, Inc.
Investment Objective:	High total investment return which includes current income and capital appreciation in the value of its shares.

Oppenheimer Variable Account Funds - Oppenheimer Capital Appreciation Fund/VA: Non-Service Shares
Investment Adviser:	OppenheimerFunds, Inc.
Investment Objective:	Capital appreciation by investing in securities of well-known, established companies.

Oppenheimer Variable Account Funds - Oppenheimer Core Bond Fund/VA: Non-Service Shares

This underlying mutual fund is only available in policies issued before May 1, 2003.
Investment Adviser:	OppenheimerFunds, Inc.
Investment Objective:	High level of current income and, secondarily, capital appreciation when consistent with goal of high current income.

Oppenheimer Variable Account Funds - Oppenheimer Global Securities Fund/VA: Non-Service Shares

This underlying mutual fund is no longer available to receive transfers or new purchase payments effective May 1, 2005.
Investment Adviser:	OppenheimerFunds, Inc.
Investment Objective:
Long-term capital appreciation by investing a substantial portion of its assets in securities of foreign issuers, “growth-type” companies, cyclical industries and special situations that are considered to have appreciation possibilities.

Oppenheimer Variable Account Funds - Oppenheimer Global Securities Fund/VA: Class 3
Investment Adviser:	OppenheimerFunds, Inc.
Investment Objective:
Long-term capital appreciation by investing a substantial portion of its assets in securities of foreign issuers, “growth-type” companies, cyclical industries and special situations that are considered to have appreciation possibilities.

This underlying mutual fund assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

Oppenheimer Variable Account Funds - Oppenheimer High Income Fund/VA: Non-Service Shares
Investment Adviser:	OppenheimerFunds, Inc.
Investment Objective:	High level of current income.

Oppenheimer Variable Account Funds - Oppenheimer Main Street Fund®/VA: Non-Service Shares
Investment Adviser:	OppenheimerFunds, Inc.
Investment Objective:	High total return which includes growth in the value of its shares as well as current income from equity and debt securities.

Oppenheimer Variable Account Funds - Oppenheimer Main Street Small Cap Fund®/VA: Non-Service Shares
Investment Adviser:	OppenheimerFunds, Inc.
Investment Objective:	Capital appreciation.

Oppenheimer Variable Account Funds - Oppenheimer MidCap Fund/VA: Non-Service Shares

This underlying mutual fund is only available in policies issued before May 1, 2003.
Investment Adviser:	OppenheimerFunds, Inc.
Investment Objective:	Capital appreciation by investing in “growth type” companies.

Putnam Variable Trust - Putnam VT Growth and Income Fund: Class IB

This underlying mutual fund is only available in policies issued before May 1, 2005.
Investment Adviser:	Putnam Investment Management, LLC
Investment Objective:	Capital growth and current income.

Putnam Variable Trust - Putnam VT International Equity Fund: Class IB

This underlying mutual fund is only available in policies issued before May 1, 2004.
Investment Adviser:	Putnam Investment Management, LLC
Investment Objective:	Capital appreciation.

Putnam Variable Trust - Putnam VT Voyager Fund: Class IB

This underlying mutual fund is only available in policies issued before May 1, 2005.
Investment Adviser:	Putnam Investment Management, LLC
Investment Objective:	Capital appreciation.

T. Rowe Price Equity Series, Inc. - T. Rowe Price Blue Chip Growth Portfolio: Class II
Investment Adviser:	T. Rowe Price Investment Services
Investment Objective:	Long-term capital growth, and, secondarily, income.

T. Rowe Price Equity Series, Inc. - T. Rowe Price Equity Income Portfolio: Class II
Investment Adviser:	T. Rowe Price Investment Services
Investment Objective:	Substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.

T. Rowe Price Equity Series, Inc. - T. Rowe Price Limited Term Bond Portfolio: Class II
Investment Adviser:	T. Rowe Price Investment Services
Investment Objective:	High level of income.

The Universal Institutional Funds, Inc. - Core Plus Fixed Income Portfolio: Class I
Investment Adviser:	Morgan Stanley Investment Management Inc.
Investment Objective:	Above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of fixed income securities.

The Universal Institutional Funds, Inc. - Emerging Markets Debt Portfolio: Class I

This underlying mutual fund is only available in policies issued before May 1, 2004.
Investment Adviser:	Morgan Stanley Investment Management Inc.
Investment Objective:	High total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries.

The Universal Institutional Funds, Inc. - U.S. Real Estate Portfolio: Class I
Investment Adviser:	Morgan Stanley Investment Management Inc.
Investment Objective:	Above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts.

Van Eck Worldwide Insurance Trust - Worldwide Bond Fund: Initial Class

This underlying mutual fund is only available in policies issued before May 1, 2002.
Investment Adviser:	Van Eck Associates Corporation
Investment Objective:	High total return - income plus capital appreciation - by investing globally, primarily in a variety of debt securities.

Van Eck Worldwide Insurance Trust - Worldwide Emerging Markets Fund: Initial Class

This underlying mutual fund is only available in policies issued before May 1, 2002.
Investment Adviser:	Van Eck Associates Corporation
Investment Objective:	Long-term capital appreciation by investing primarily in equity securities in emerging markets around the world.

Van Eck Worldwide Insurance Trust - Worldwide Hard Assets Fund: Initial Class

This underlying mutual fund is only available in policies issued before May 1, 2002.
Investment Adviser:	Van Eck Associates Corporation
Investment Objective:	Long-term capital appreciation by investing primarily in hard asset securities. Income is a secondary consideration.

Wells Fargo Variable Trust - Wells Fargo Advantage VT Discovery Fund

This underlying mutual fund is only available in policies issued before September 27, 1999.
Investment Adviser:	Wells Fargo Funds Management, LLC
Sub-adviser:	Wells Capital Management, Inc.
Investment Objective:	Long-term capital appreciation.

Wells Fargo Variable Trust - Wells Fargo Advantage VT Opportunity Fund

This underlying mutual fund is only available in policies issued before May 1, 2003.
Investment Adviser:	Wells Fargo Funds Management, LLC
Sub-adviser:	Wells Capital Management, Inc.
Investment Objective:	Long-term capital appreciation.

Appendix B: Definitions

Accumulation Unit - The measure of your investment in, or share of, a Sub-Account after we deduct for transaction fees and periodic charges. Initially, we set the Accumulation Unit value at $10 for each Sub-Account.

Attained Age - The Insured’s age upon the issue of full insurance coverage plus the number of full years since the Policy Date.
Break Point Premium - The level annual premium at which sales load is reduced on a current basis.
Cash Surrender Value - The Cash Value, subject to Indebtedness and the surrender charge.

Cash Value - The total of the Sub-Accounts you have chosen, which will vary with Investment Experience, and the policy loan and fixed accounts, to which interest will be credited daily. We will deduct partial surrenders and the policy's periodic charges from the Cash Value.

Code - The Internal Revenue Code of 1986, as amended.
Death Benefit - The amount we pay to the beneficiary upon the Insured’s death, before payment of any unpaid outstanding loan balances or charges.
FDIC - Federal Deposit Insurance Corporation.
Grace Period - A 61-day period after which the Policy will Lapse if you do not make a sufficient payment.
Home Office - Our Home Offices are located at One Nationwide Plaza, Columbus, Ohio 43215.
In Force - The insurance coverage is in effect.
Indebtedness - The total amount of all outstanding policy loans, including principal and interest due.
Insured - The person whose life we insure under the policy, and whose death triggers the Death Benefit.
Investment Experience - The performance of a mutual fund in which a Sub-Account portfolio invests.
Lapse - The policy terminates without value.
Maturity Date - The policy anniversary on or next following the Insured's 95th birthday.
NCUSIF - Nationwide Credit Union Share Insurance Fund.
Net Amount At Risk - The policy’s base Death Benefit minus the policy’s Cash Value.

Net Asset Value (NAV) - The price of each share of a mutual fund in which a Sub-Account portfolio invests. It is calculated by subtracting the mutual fund’s liabilities from its total assets, and dividing that figure by the number of shares outstanding. We use NAV to calculate the value of Accumulation Units. NAV does not reflect deductions we make for charges we take from Sub-Accounts. Accumulation Unit values do reflect these deductions.

Net Premium - Premium after transaction charges, but before any allocation to an investment option.
Policy Data Page(s) - The Policy Data Page contains more detailed information about the policy, some of which is unique and particular to the Owner, the beneficiary and the Insured.
Policy Date - The date the policy takes effect as shown on the Policy Data Page. Policy years and months are measured from this date.

Policy Proceeds or Proceeds - Policy Proceeds may constitute the Death Benefit, or the amount payable if the policy matures or you choose to surrender the policy, adjusted to account for any unpaid charges or policy loans and Rider benefits.

Premium - The amount of money you pay to begin and continue the policy.
Premium Load - The aggregate of the sales load and premium tax charges.
Rider - An optional benefit you may purchase under the policy.
SEC - The Securities and Exchange Commission.
Specified Amount - The dollar or face amount of insurance coverage the owner selects.
Sub-Accounts - The mechanism we use to account for your allocations of Net Premium and Cash Value among the policy’s variable investment options.
Us, we, our or the company - Nationwide Life Insurance Company.

Valuation Period - The period during which we determine the change in the value of the Sub-Accounts. One Valuation Period ends and another begins with the close of normal trading on the New York Stock Exchange.

You, your or the policy owner or Owner - The person named as the owner in the application, or the person assigned ownership rights.

Appendix C: Illustrations of Surrender Charges

Example 1. A female non-tobacco user, age 45, purchases a policy with a Specified Amount of $50,000 and a scheduled Premium of $750. She now wishes to surrender the policy during the first policy year. By using the “Initial Surrender Charge” table reproduced below (also see "Surrender Charges"), the total surrender charge per thousand, multiplied by the Specified Amount expressed in thousands, equals the total surrender charge of $569.80 ($11.396 x 50=569.80).

Example 2. A male non-tobacco user, age 35, purchases a policy with a Specified Amount of $100,000 and a scheduled Premium of $1,100. He now wants to surrender the policy in the sixth policy year. The total initial surrender charge is calculated using the method illustrated above. (Surrender charge per 1,000=6.817 x 100 for a total of $681.70 maximum initial surrender charge). Because the fifth policy year has been completed, the maximum initial surrender charge is reduced by multiplying it by the applicable percentage factor from the "Reductions to Surrender Charges" table below. (Also see "Reductions to Surrender Charges"). In this case, $681.70 x 60%=$409.02, which is the amount we deduct as a total surrender charge.

The following tables illustrate the maximum initial surrender charge per $1,000 of initial Specified Amount for policies that are issued on a standard basis:

Initial Specified Amount $50,000-$99,999

Issue	Male	Female	Male	Female
Age	Non-Tobacco	Non-Tobacco	Standard	Standard
25	$7.776	$7.521	$8.369	$7.818
35	8.817	8.398	9.811	8.891
45	12.191	11.396	13.887	12.169
55	15.636	14.011	18.415	15.116
65	22.295	19.086	26.577	20.641

Initial Specified Amount $100,000 or More

Issue	Male	Female	Male	Female
Age	Non-Tobacco	Non-Tobacco	Standard	Standard
25	$5.776	$5.521	$6.369	$5.818
35	6.817	6.398	7.811	6.891
45	9.691	8.896	11.387	9.669
55	13.136	11.511	15.915	12.616
65	21.295	18.086	25.577	19.641

Reductions to Surrender Charges

	Surrender Charge		Surrender Charge
Completed	as a % of Initial	Completed	as a % of Initial
Policy Years	Surrender Charges	Policy Years	Surrender Charges
0	100%	5	60%
1	100%	6	50%
2	90%	7	40%
3	80%	8	30%
4	70%	9+	0%

The current surrender charges are the same for all states. However, in Pennsylvania, the guaranteed maximum surrender charges are spread out over 14 years. The guaranteed maximum surrender charges in subsequent years in Pennsylvania are reduced in the following manner:

Completed Policy Years	Surrender Charge as a % of Initial Surrender Charges	Completed Policy Years	Surrender Charge as a % of Initial Surrender Charges	Completed Policy Years	Surrender Charge as a % of Initial Surrender Charges
0	100%	5	60%	10	20%
1	100%	6	50%	11	15%
2	90%	7	40%	12	10%
3	80%	8	30%	13	5%
4	70%	9	25%	14+	0%

The illustrations of current values in this prospectus are the same for Pennsylvania. However, the illustrations of guaranteed values in this prospectus do not reflect guaranteed maximum surrender charges which are spread out over 14 years. If this policy is issued in Pennsylvania, please contact the home office for an illustration. Nationwide has no plans to change the current surrender charges.